                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4075

                     RIVERSOURCE INTERNATIONAL SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED INTERNATIONAL EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   19

Statement of Assets and
  Liabilities......................   30

Statement of Operations............   32

Statements of Changes in Net
  Assets...........................   34

Financial Highlights...............   36

Notes to Financial Statements......   45

Report of Independent Registered
  Public Accounting Firm...........   63

Federal Income Tax Information.....   65

Board Members and Officers.........   66

Proxy Voting.......................   70




--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined International Equity Fund (the Fund) Class A shares gained 20.82% (excluding sales charge) during the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) EAFE Index, which rose 28.41%.

> The Fund also underperformed the Lipper International Large-Cap Core Funds
  Index, representing the Fund's peer group, which increased 23.21% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                            SINCE
                                                          INCEPTION
                                         1 YEAR  3 YEARS   5/18/06
-------------------------------------------------------------------
RiverSource Disciplined International
  Equity Fund
  Class A (excluding sales charge)      +20.82%   -8.61%    -5.78%
-------------------------------------------------------------------
MSCI EAFE Index (unmanaged)             +28.41%   -4.74%    -2.28%
-------------------------------------------------------------------
Lipper International Large-Cap Core
  Funds Index                           +23.21%   -5.88%    -3.42%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                            SINCE
Without sales charge                     1 YEAR  3 YEARS  INCEPTION
Class A (inception 5/18/06)             +20.82%   -8.61%    -5.78%
-------------------------------------------------------------------
Class B (inception 5/18/06)             +19.83%   -9.42%    -6.60%
-------------------------------------------------------------------
Class C (inception 5/18/06)             +19.91%   -9.39%    -6.57%
-------------------------------------------------------------------
Class I (inception 5/18/06)             +21.50%   -8.10%    -5.31%
-------------------------------------------------------------------
Class R2 (inception 8/1/08)             +20.62%     N/A    -19.96%
-------------------------------------------------------------------
Class R3 (inception 8/1/08)             +20.96%     N/A    -19.78%
-------------------------------------------------------------------
Class R4 (inception 5/18/06)            +21.11%   -8.25%    -5.44%
-------------------------------------------------------------------
Class R5 (inception 8/1/08)             +21.45%     N/A    -19.42%
-------------------------------------------------------------------
Class W (inception 12/1/06)             +20.90%     N/A     -9.74%
-------------------------------------------------------------------

With sales charge
Class A (inception 5/18/06)             +13.88%  -10.39%    -7.39%
-------------------------------------------------------------------
Class B (inception 5/18/06)             +14.83%  -10.29%    -7.37%
-------------------------------------------------------------------
Class C (inception 5/18/06)             +18.91%   -9.39%    -6.57%
-------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

At Oct. 31, 2009, approximately 27% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined International Equity Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 55, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined International Equity Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 16 and 51.

Dear Shareholders,

RiverSource Disciplined International Equity Fund (the Fund) Class A shares gained 20.82% (excluding sales charge) during the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) EAFE Index (MSCI Index), which rose 28.41%. The Fund also underperformed the Lipper

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

iShares MSCI Emerging Markets Index Fund
  (United States)                           3.9%
------------------------------------------------
Vanguard Emerging Markets ETF (United
  States)                                   3.8%
------------------------------------------------
Banco Santander (Spain)                     2.8%
------------------------------------------------
Vodafone Group (United Kingdom)             2.5%
------------------------------------------------
Royal Dutch Shell Series A (Netherlands)    2.3%
------------------------------------------------
Royal Dutch Shell Series B (Netherlands)    2.3%
------------------------------------------------
Telefonica (Spain)                          2.2%
------------------------------------------------
Toyota Motor (Japan)                        1.6%
------------------------------------------------
Barclays (United Kingdom)                   1.4%
------------------------------------------------
Novartis (Switzerland)                      1.3%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



International Large-Cap Core Funds Index, representing the Fund's peer group, which increased 23.21% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility. Over the first few months of the fiscal year, countries around the globe were mired in a deep economic downturn. In turn, international equity markets

COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Australia                                   7.9%
------------------------------------------------
Austria                                     0.4%
------------------------------------------------
Belgium                                     1.8%
------------------------------------------------
Denmark                                     0.9%
------------------------------------------------
Finland                                     1.4%
------------------------------------------------
France                                      8.8%
------------------------------------------------
Germany                                     4.9%
------------------------------------------------
Greece                                      1.0%
------------------------------------------------
Hong Kong                                   3.7%
------------------------------------------------
Ireland                                     0.9%
------------------------------------------------
Italy                                       4.8%
------------------------------------------------
Japan                                      10.6%
------------------------------------------------
Luxembourg                                  0.6%
------------------------------------------------
Malta                                        --%
------------------------------------------------
Netherlands                                 8.1%
------------------------------------------------
New Zealand                                 0.2%
------------------------------------------------
Norway                                      0.8%
------------------------------------------------
Singapore                                   0.9%
------------------------------------------------
Spain                                       8.1%
------------------------------------------------
Sweden                                      2.7%
------------------------------------------------
Switzerland                                 3.8%
------------------------------------------------
United Kingdom                             12.0%
------------------------------------------------
United States                               8.8%
------------------------------------------------
Other(2)                                    6.9%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


experienced an unprecedented sell-off. Governments across geographies acted jointly and intervened quickly to inject stimulus in an effort to help stabilize the global economy and calm investor fears. Economic data slowly improved during the period, largely as a result of such government programs, and international equity markets welcomed the news by rallying in the third quarter of 2009. At the same time, the sheer size of the government intervention caused the U.S. dollar to weaken, providing a further boost to international equity returns. The rally in emerging market equities outpaced the solid rally of their developed counterparts. Still, concerns lingered at the end of the annual period. Corporate profitability and earnings exceeded expectations but were primarily driven by aggressive cost cutting rather than actual top-line growth. Unemployment continued to rise, and more importantly perhaps, incomes continued to decline globally. The strength and duration of the potential economic recovery remained uncertain.

The Fund's performance was driven primarily by the performance of the three quantitative investment themes -- momentum, value and quality-adjusted value -- that we employed in selecting stocks for the Fund's portfolio. The three themes choose the international stocks for the portfolio, and we then weight the stocks chosen. During the reporting period, the quality-adjusted value and momentum themes outperformed the MSCI Index, but these positive contributors were not enough to offset the value theme, which underperformed the Index. The quality-adjusted value theme generated the strongest returns, given its exposure to the financials sector, which rebounded strongly. It is important to remember


  International equities staged an impressive rally during the annual period overall, but the rebound was one marked by significant volatility.






--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------



that we fully expect the themes we use to take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research, indicating that the style diversification provided by the very different quantitative-based themes is a significant investment advantage that may allow the Fund to outperform its benchmark in most market environments over the long term, even though the Fund may experience underperformance in the short term.

In seeking to manage the risks associated with international equity investing, we use a proprietary risk management system that allows us to manage the Fund's exposure to several key factors, including country, region, industry, sector, market capitalization and portfolio turnover. We also use quantitative asset allocation models to determine the mix between developed international markets and emerging markets. Throughout the period, we used these and other techniques to reduce the overall expected risk of the portfolio.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to various sector weightings that, together, modestly detracted from results. Because of our investment process, it is not surprising that the Fund's performance was primarily the result of stock selection. The Fund was helped by favorable stock selection in consumer discretionary and financials and by having only a moderate exposure to utilities. However, these positives were slightly outweighed by the detracting effects of significant allocations to the weaker health care and materials sectors, having only small positions in the stronger industrials and information technology sectors, and weak stock selection in telecommunication services, information technology and consumer staples.

From a regional perspective, having only a modest exposure to Japan and effective stock selection within the Japanese equity market contributed most positively to the Fund's results relative to the MSCI Index. Stock selection within Europe also helped. In particular, strong stock selection within Germany and Norway added value to the Fund as did favorable allocation positioning within these two markets. Conversely, though sizable allocations to Australia and Hong Kong within the Pacific

--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



(excluding Japan) region helped, stock selection within these two markets detracted. Weak stock selection in the U.K. also hurt the Fund's performance.

Having virtually eliminated the Fund's exposure to emerging market equities toward the end of the prior fiscal year, we re-established a position in emerging market equities toward the end of this annual period. This proved prudent, as the emerging market equity allocation delivered strong results immediately. As mentioned above, emerging market equities overall rallied even stronger than their developed counterparts during the last several months of the annual period.

From a market capitalization perspective, the Fund favored larger-cap stocks, which historically have held up better during periods of market stress. Unfortunately, smaller-cap stocks outperformed during the robust market rally of this annual period and thus such positioning hurt. Still, it should be noted that the Fund's stock selection within the mega-cap, or largest-cap, stocks contributed positively to its results.

Each of the individual stocks that contributed most to the Fund's return during the annual period was that of a commercial bank, a market segment that rallied especially strongly. These were the U.K.'s BARCLAYS, selected by the quality-adjusted value theme, France's NATIXIS, chosen by the quality-adjusted value and momentum themes, Italy's UNICREDIT, a quality-adjusted value and momentum theme pick, Germany's DEUTSCHE BANK AKTIENGESELLSCHAFT, selected by the quality-adjusted value and momentum themes, and Norway's DNBNOR, chosen by the quality-adjusted value and momentum themes.

Interestingly, two of the stocks that detracted most from the Fund's results were also commercial banks -- the U.K.'s ROYAL BANK OF SCOTLAND GROUP, chosen by the quality-adjusted value theme, and France's BNP PARIBAS, also selected by the quality-adjusted value theme. Other stocks that detracted from the Fund's results during the annual period included Japanese diversified electronics manufacturer HITACHI, chosen by the quality-adjusted value and momentum themes, Japanese auto manufacturer TOYOTA MOTOR, a quality-adjusted value theme selection, and U.K. pharmaceutical company GLAXOSMITHKLINE, selected by the momentum theme.


--------------------------------------------------------------------------------
      RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


Given the impact of massive global government stimulus on currencies and, in turn, on international equity returns, we feel it proper to point out that the Fund's exposure to currencies overall detracted from its results relative to the MSCI Index during the annual period. A sizable exposure to the Australian dollar contributed positively to Fund results, but such gains were muted by the detracting effects of significant allocations to the Hong Kong dollar and the British pound, as well as its more modest position in the Japanese yen.

CHANGES TO THE FUND'S PORTFOLIO
As part of our investment process, we are continuously researching new ideas and looking for ways to improve or enhance the efficacy of the quantitative-based themes we use in the Fund.

Given the international equity market experience of the last year or two, and based on our rigorous analysis of the current environment, we implemented several changes within the Fund's portfolio during the annual period. Perhaps most importantly, we introduced a new theme to the portfolio and eliminated the use of another. The Fund had faced significant weakness in its value theme since the fourth quarter of 2007. After extensive research and testing, we removed the existing value theme from the Fund in January 2009 and replaced it in early February with a more defensive theme that includes more quality factors. We also made enhancements to the Fund's momentum theme and optimized the weightings among the themes with an emphasis on valuation. Additionally, we were able to lower the impact of trading and transaction costs on the Fund's returns.

As a result of consistent application of our disciplined investment process that focuses on quantitative theme-driven stock selection, the Fund's sector allocations changed somewhat during the period. The Fund's allocations to financials, telecommunication services and consumer discretionary increased, and the Fund's exposure to utilities, energy and materials decreased. At the end of the annual period, the Fund had significant allocations compared to the MSCI Index in telecommunication services, energy and consumer discretionary and lesser exposure than the MSCI Index in industrials, consumer staples and utilities.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


From a regional standpoint, the Fund's exposure to the U.K. was reduced and its allocation to Japan and the Pacific (excluding Japan) was increased, particularly Hong Kong. Within Europe, the Fund's positioning in Germany and Switzerland decreased and its exposure to Spain increased. As mentioned, toward the end of the period, we re-introduced a Fund position in emerging market equities, a strategy that proved beneficial. At the end of the annual period, the Fund remained significantly underweight, compared to the MSCI Index, in Japan and had a greater exposure than the MSCI Index in Hong Kong.

The Fund's top individual holdings at the end of the annual period were BANCO SANTANDER, selected by the momentum and quality-adjusted value themes, VODAFONE, a quality-adjusted value and value choice, ROYAL DUTCH SHELL, a quality-adjusted value and quality pick, TELEFONICA, selected by the momentum theme, and TOYOTA MOTOR, a quality-adjusted value and quality theme selection.

OUR FUTURE STRATEGY
As we look forward into 2010, we are cautiously optimistic about the prospects for international equity investing. We believe the economic recovery should take more definitive shape and build momentum during the first half of the calendar year. In our view, emerging market equities remain particularly attractive. Many emerging market nations have relatively low debt levels and should benefit from greater exports as demand returns from the developed countries. The developed nations, however, face some very real headwinds over the near-term, including persistently high levels of unemployment, sluggish consumer spending and greater debt levels. We are encouraged, however, by early signs of improvement in company earnings.

Given this view, we continue to strive to ensure that the Fund is well diversified across regions, countries, sectors and securities. We continue to believe that employing style diversification remains a key advantage to the Fund. We also continue to believe that the combination of our well-tested quantitative themes should help us deliver value relative to the benchmark over extended periods of time. We are equally convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio. We intend to continue our strategy of monitoring weightings as a risk control, so that no individual security, industry, sector, country or

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------



region becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our rigorous risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more, as we seek to identify high quality stocks to hold in the Fund's portfolio.



(PHOTO - BERTSIMAS)                                                   (PHOTO - SAUER BUDGE)

Dimitris Bertsimas, PhD                                               Alexander Sauer-Budge, PhD
Senior Portfolio Manager                                              Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined International Equity Fund Class A shares (from 5/18/06 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

                                                                          SINCE
Results at Oct. 31, 2009                                                INCEPTION
                                                     1 YEAR   3 YEARS    5/18/06
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,388    $7,195     $7,673
---------------------------------------------------------------------------------
     Average annual total return                    +13.88%   -10.39%     -7.39%
---------------------------------------------------------------------------------
MSCI EAFE INDEX(1)
     Cumulative value of $10,000                    $12,841    $8,643     $9,229
---------------------------------------------------------------------------------
     Average annual total return                    +28.41%    -4.74%     -2.28%
---------------------------------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $12,321    $8,337     $8,957
---------------------------------------------------------------------------------
     Average annual total return                    +23.21%    -5.88%     -3.42%
---------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                       INTERNATIONAL EQUITY
                            FUND CLASS                               LIPPER INTERNATIONAL
                           A (INCLUDES              MSCI EAFE           LARGE-CAP CORE
                          SALES CHARGE)            INDEX(1)             FUNDS INDEX(2)
                     -----------------------    -----------------    --------------------
5/18/06                      $ 9,425                 $10,000               $10,000
7/06                           9,322                   9,988                 9,965
10/06                         10,048                  10,684                10,637
1/07                          10,903                  11,430                11,433
4/07                          11,758                  12,359                12,144
7/07                          11,996                  12,428                12,283
10/07                         13,471                  13,401                13,498
1/08                          11,138                  11,504                11,655
4/08                          11,782                  12,197                12,241
7/08                          10,274                  10,969                10,989
10/08                          6,350                   7,192                 7,198
1/09                           5,364                   6,509                 6,423
4/09                           5,980                   7,023                 6,870
7/09                           7,222                   8,534                 8,468
10/09                          7,673                   9,229                 8,957




(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,283.10        $ 8.24         $ 8.30
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.85        $ 7.28         $ 7.33
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,278.80        $12.68         $12.74
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.94        $11.21         $11.26
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,278.80        $12.40         $12.45
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.19        $10.96         $11.01
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,285.70        $ 4.47         $ 4.53
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.16        $ 3.95         $ 4.00
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,281.00        $ 9.03         $ 9.09
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.15        $ 7.99         $ 8.04
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,282.80        $ 7.61         $ 7.67
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.40        $ 6.73         $ 6.78
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,282.60        $ 6.18         $ 6.24
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.65        $ 5.47         $ 5.52
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,286.00        $ 4.81         $ 4.87
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.86        $ 4.26         $ 4.31

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class W
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,283.10        $ 7.10         $ 7.15
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.85        $ 6.28         $ 6.33
------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.44%           .01%        1.45%
----------------------------------------------------------------------
Class B                             2.22%           .01%        2.23%
----------------------------------------------------------------------
Class C                             2.17%           .01%        2.18%
----------------------------------------------------------------------
Class I                              .78%           .01%         .79%
----------------------------------------------------------------------
Class R2                            1.58%           .01%        1.59%
----------------------------------------------------------------------
Class R3                            1.33%           .01%        1.34%
----------------------------------------------------------------------
Class R4                            1.08%           .01%        1.09%
----------------------------------------------------------------------
Class R5                             .84%           .01%         .85%
----------------------------------------------------------------------
Class W                             1.24%           .01%        1.25%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +28.31% for Class A, +27.88% for Class B, +27.88% for Class C, +28.57% for Class I, +28.10% for Class R2, +28.28% for Class R3, +28.26% for Class R4, +28.60%
    for Class R5 and +28.31% for Class W.


--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (84.9%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (8.0%)
AGL Energy                                               85,965            $1,065,021
Australia & New Zealand Banking Group                    49,000               998,913
Australian Stock Exchange                                19,596(d)            590,460
BHP Billiton                                            213,619             7,002,505
BlueScope Steel                                         172,759               457,610
Coca-Cola Amatil                                         65,147               619,064
Commonwealth Bank of Australia                          139,572             6,446,619
CSL                                                      12,577               352,957
Dexus Property Group                                    410,691               290,016
Foster's Group                                           99,169               486,111
GPT Group                                             1,046,228               533,656
Macquarie Group                                          18,877(d)            826,321
Macquarie Infrastructure Group                          405,296               518,395
MAp Group                                               170,646               433,851
Mirvac Group                                            379,286               496,358
Natl Australia Bank                                      58,700(d)          1,550,180
Newcrest Mining                                          22,538               647,526
OneSteel                                                183,820               498,814
Origin Energy                                            19,174               274,796
Qantas Airways                                          271,919               675,789
QBE Insurance Group                                      23,481               472,644
Rio Tinto                                                60,471             3,350,288
Santos                                                   58,557               780,167
Stockland                                               393,011             1,304,904
Tatts Group                                             239,141(d)            529,246
Telstra                                                 509,287             1,512,657
Wesfarmers                                               42,610             1,062,730
Wesfarmers                                               23,811               605,621
Woodside Petroleum                                       12,433(d)            521,249
Woolworths                                               92,388             2,363,579
                                                                      ---------------
Total                                                                      37,268,047
-------------------------------------------------------------------------------------

AUSTRIA (0.4%)
Erste Group Bank                                         16,431(d)            660,507
OMV                                                      28,720(d)          1,183,398
                                                                      ---------------
Total                                                                       1,843,905
-------------------------------------------------------------------------------------

BELGIUM (1.8%)
Anheuser-Busch InBev                                     69,371             3,256,650
Belgacom                                                 40,572(d)          1,519,417
Delhaize Group                                           14,713               999,379
Dexia                                                    68,148(b,d)          566,386
Fortis                                                  308,670(b)          1,334,407
Groupe Bruxelles Lambert                                 10,330               910,319
                                                                      ---------------
Total                                                                       8,586,558
-------------------------------------------------------------------------------------

DENMARK (0.9%)
A P Moller -- Maersk Series B                               169(d)          1,154,110
Carlsberg Series B                                        8,632               605,277
Danske Bank                                              82,213(b)          1,888,434
Novozymes Series B                                        2,296               210,051
Vestas Wind Systems                                       5,642(b)            395,769
                                                                      ---------------
Total                                                                       4,253,641
-------------------------------------------------------------------------------------

FINLAND (1.4%)
Neste Oil                                                15,598               275,853
Nokia                                                   244,904(d)          3,093,123
Outokumpu                                                32,029               529,568
Stora Enso Series R                                     149,668(b,d)        1,132,719
UPM-Kymmene                                             120,168             1,442,037
                                                                      ---------------
Total                                                                       6,473,300
-------------------------------------------------------------------------------------

FRANCE (8.9%)
Air France-KLM                                           43,656(b,d)          669,260
AXA                                                      78,161             1,943,679
BNP Paribas                                              83,698             6,304,676
Bouygues                                                 13,069               618,278
Carrefour                                                14,400               618,023
Casino Guichard Perrachon                                 2,514(d)            199,746
CNP Assurances                                            6,723               649,594


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (CONT.)
Compagnie de Saint-Gobain                                73,548(d)         $3,583,610
Credit Agricole                                          55,022(d)          1,053,848
France Telecom                                          180,880             4,481,525
GDF Suez                                                 27,867(d)          1,164,929
Lafarge                                                  31,558             2,561,296
Michelin Series B                                         2,943(d)            217,986
Natixis                                                 301,958(b,d)        1,696,089
Peugeot                                                  43,476(b)          1,416,049
Renault                                                  48,134(b,d)        2,153,814
Sanofi-Aventis                                           86,401(d)          6,332,733
SCOR                                                     37,531               955,100
Societe Generale                                          8,936               593,467
Technip                                                   9,544               598,711
Total                                                    20,482             1,225,524
Vallourec                                                 2,728               429,476
Veolia Environnement                                     15,962(d)            521,416
Vivendi                                                  50,557             1,402,427
                                                                      ---------------
Total                                                                      41,391,256
-------------------------------------------------------------------------------------

GERMANY (4.9%)
BASF                                                     24,934(d)          1,341,893
BMW                                                      94,243(d)          4,273,076
Commerzbank                                              40,670(b)            423,844
Daimler                                                  20,629               996,610
Deutsche Bank                                            60,824(d)          4,360,097
Deutsche Boerse                                          16,547             1,340,778
Deutsche Lufthansa                                       46,554(d)            716,051
Deutsche Telekom                                        141,152             1,921,434
HeidelbergCement                                         12,224               732,635
MAN                                                       9,484               772,108
Metro                                                    12,431(d)            685,148
Munich Re Group                                           5,479(d)            870,062
Porsche Automobil Holding                                 8,607               659,350
Salzgitter                                                3,144(d)            282,894
ThyssenKrupp                                             40,751(d)          1,309,532
Volkswagen                                               22,621             2,234,470
                                                                      ---------------
Total                                                                      22,919,982
-------------------------------------------------------------------------------------

GREECE (1.1%)
Alpha Bank                                               32,944(b)            635,096
Coca-Cola Hellenic Bottling                              21,395               557,557
EFG Eurobank Ergasias                                    36,477(b)            585,067
Hellenic Petroleum                                       23,812               288,606
Natl Bank of Greece                                      69,721(b)          2,548,764
OPAP                                                     14,665               373,256
                                                                      ---------------
Total                                                                       4,988,346
-------------------------------------------------------------------------------------

HONG KONG (3.7%)
BOC Hong Kong Holdings                                  340,000               782,650
Cheung Kong Holdings                                    244,000             3,096,716
Cheung Kong Infrastructure Holdings                     123,000(d)            437,345
CLP Holdings                                            292,500(d)          1,960,370
Hong Kong & China Gas                                   186,000(d)            447,498
Hong Kong Exchanges and Clearing                         93,900(d)          1,652,906
Hongkong Electric Holdings                              297,000(d)          1,588,339
Hutchison Whampoa                                       115,000               807,182
Kerry Properties                                        122,000               695,785
Link REIT                                               370,000(d)            833,248
MTR                                                     167,189(d)            592,157
Orient Overseas Intl                                    119,500               583,051
Sun Hung Kai Properties                                 193,000             2,924,085
Swire Pacific Series A                                   80,000(d)            974,930
                                                                      ---------------
Total                                                                      17,376,262
-------------------------------------------------------------------------------------

IRELAND (0.9%)
CRH                                                     110,394             2,706,674
Experian                                                 97,928               894,810
Shire                                                    27,964               494,513
                                                                      ---------------
Total                                                                       4,095,997
-------------------------------------------------------------------------------------

ITALY (4.8%)
Banca Monte dei Paschi di Siena                         331,030(d)            628,925
Banco Popolare                                           26,721(b,d)          232,106
Enel                                                    597,670             3,555,957
Eni                                                     254,839             6,310,898
Intesa Sanpaolo                                         152,215(b)            640,529


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
ITALY (CONT.)
Parmalat                                                271,614              $752,705
Telecom Italia                                        2,174,064(d)          2,755,926
UniCredit                                             1,955,281             6,549,927
Unione di Banche Italiane                                69,309               989,899
                                                                      ---------------
Total                                                                      22,416,872
-------------------------------------------------------------------------------------

JAPAN (10.6%)
Aisin Seiki                                              30,500               775,524
Bridgestone                                              18,000               296,849
Canon                                                    68,300             2,575,248
Dai Nippon Printing                                      85,000             1,065,058
DENSO                                                    64,100             1,751,518
Fuji Heavy Inds                                          64,000               250,113
FUJIFILM Holdings                                        54,600             1,552,325
Honda Motor                                             188,600             5,825,553
JFE Holdings                                             24,900               811,158
KDDI                                                        205             1,088,095
Kyocera                                                  17,100             1,434,501
Mitsubishi                                               39,700               841,701
Mitsubishi Chemical Holdings                            108,000               401,070
Mitsubishi Tanabe Pharma                                 31,000(d)            395,792
Mitsui & Co                                              83,000             1,090,095
Mitsui Chemicals                                         64,000(d)            219,809
Mitsui Mining & Smelting                                 80,000(b,d)          206,152
Mitsui OSK Lines                                         88,000               511,000
Murata Mfg                                               26,600             1,297,929
Nippon Express                                          189,900               777,619
Nippon Mining Holdings                                   96,000               428,301
Nippon Oil                                               76,000               374,530
Nippon Paper Group                                       10,700               283,968
Nippon Telegraph & Telephone                             38,300             1,580,437
Nippon Yusen Kabushiki Kaisha                            98,000               361,770
Nissan Motor                                            290,100(d)          2,099,322
Nisshin Seifun Group                                     34,500(d)            460,245
NTT DoCoMo                                                  539               781,736
Ono Pharmaceutical                                       10,400               493,796
Osaka Gas                                               125,000               418,402
Panasonic                                                84,100(d)          1,187,140
Ricoh                                                    93,000(d)          1,263,962
Rohm                                                     12,200               809,112
Shin-Etsu Chemical                                       28,000             1,484,960
SMC                                                       6,700(d)            765,213
Sony                                                     13,400               395,708
Sumitomo                                                155,100             1,505,750
Takeda Pharmaceutical                                    19,900               795,915
TDK                                                       9,500               546,241
Tokyo Gas                                                79,000               312,971
Toyo Seikan Kaisha                                       43,400               729,156
Toyota Inds                                              20,600(d)            557,969
Toyota Motor                                            224,200             8,851,225
Yamaha Motor                                             39,000(d)            464,448
                                                                      ---------------
Total                                                                      50,119,386
-------------------------------------------------------------------------------------

LUXEMBOURG (0.6%)
ArcelorMittal                                            82,669(d)          2,797,445
-------------------------------------------------------------------------------------

MALTA (--%)
BGP Holdings                                          2,232,232(b,e)                3
-------------------------------------------------------------------------------------

NETHERLANDS (8.1%)
Aegon                                                   261,742(b)          1,860,125
Akzo Nobel                                               10,212               602,900
ASML Holding                                             42,628             1,149,450
Corio                                                     8,350               566,142
Heineken                                                 13,618               603,471
ING Groep                                               295,472(b)          3,844,773
Koninklijke Ahold                                       143,959             1,813,149
Koninklijke DSM                                          26,924             1,179,528
Koninklijke Philips Electronics                          57,376             1,441,187
Royal Dutch Shell Series A                              423,454            12,500,657
Royal Dutch Shell Series B                              431,855            12,430,792
                                                                      ---------------
Total                                                                      37,992,174
-------------------------------------------------------------------------------------

NEW ZEALAND (0.2%)
Fletcher Building                                        88,666               523,484
Telecom Corporation of New Zealand                      122,646               221,355
                                                                      ---------------
Total                                                                         744,839
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

NORWAY (0.8%)
DNB NOR                                                 219,500(b,d)       $2,515,765
Norsk Hydro                                             187,450(b)          1,229,164
                                                                      ---------------
Total                                                                       3,744,929
-------------------------------------------------------------------------------------

SINGAPORE (1.0%)
CapitaLand                                              216,000               626,510
Genting Singapore                                       842,400(b)            643,708
Neptune Orient Lines                                    305,000               339,526
Singapore Airlines                                      107,000             1,026,323
Singapore Airport Terminal Services                      78,109               136,529
SingTel                                                 373,000               773,668
Wilmar Intl                                             214,000               943,720
                                                                      ---------------
Total                                                                       4,489,984
-------------------------------------------------------------------------------------

SPAIN (8.2%)
ACS Actividades de Construccion y Servicios               7,003               336,225
Banco Bilbao Vizcaya Argentaria                         242,373             4,331,978
Banco Santander                                         944,493            15,197,479
Inditex                                                  20,228(d)          1,187,247
Repsol YPF                                              196,254             5,224,005
Telefonica                                              424,019            11,840,160
                                                                      ---------------
Total                                                                      38,117,094
-------------------------------------------------------------------------------------

SWEDEN (2.7%)
Atlas Copco Series A                                     46,625               625,454
Electrolux Series B                                      24,273(b)            582,038
Hennes & Mauritz Series B                                23,223(d)          1,319,649
Investor Cl B                                            92,228             1,632,455
Nordea Bank                                             229,244             2,461,586
Skandinaviska Enskilda Banken Series A                  169,786(b,d)        1,028,857
SSAB Svenskt Stal Series B                               28,900               404,267
Svenska Cellulosa Series B                               92,096             1,266,017
Svenska Handelsbanken Series A                           20,647               533,777
Swedbank                                                 77,264(b)            665,870
Telefonaktiebolaget LM Ericsson Series B                153,600             1,605,449
Volvo Series B                                           64,432               623,932
                                                                      ---------------
Total                                                                      12,749,351
-------------------------------------------------------------------------------------

SWITZERLAND (3.9%)
Compagnie Financiere Richemont Series A                  41,493             1,161,550
Credit Suisse Group                                      58,708(d)          3,138,364
Novartis                                                137,207             7,144,939
Sonova Holding                                            6,123               630,208
STMicroelectronics                                       98,904(d)            793,648
Swiss Reinsurance                                        39,665             1,615,182
Swisscom                                                  1,795               647,848
Xstrata                                                 208,607(b)          3,004,382
                                                                      ---------------
Total                                                                      18,136,121
-------------------------------------------------------------------------------------

UNITED KINGDOM (12.0%)
3i Group                                                120,483               518,528
Antofagasta                                              47,279               595,628
AstraZeneca                                             104,024             4,669,335
Barclays                                              1,467,037(b)          7,688,092
BP                                                      436,363             4,088,431
British American Tobacco                                 43,951             1,400,404
Cable & Wireless                                        271,718               644,639
Carnival                                                 17,077               529,357
Centrica                                                133,609               542,730
Compass Group                                            41,564               263,573
GlaxoSmithKline                                          79,690             1,634,496
Home Retail Group                                       256,471             1,220,596
HSBC Holdings                                           158,942             1,756,153
J Sainsbury                                             129,986               701,417
Kazakhmys                                                48,036(b)            854,794
Kingfisher                                              378,341             1,382,742
Lloyds Banking Group                                  3,744,209(b)          5,278,696
Marks & Spencer Group                                   215,985             1,209,583
Next                                                     31,196               915,115
Old Mutual                                              580,168             1,006,851
Pearson                                                  51,988               706,591
Royal Bank of Scotland Group                          1,994,001(b)          1,360,130
SABMiller                                                59,395             1,556,686
Standard Chartered                                       42,386             1,039,712


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (CONT.)
Standard Life                                            56,113              $200,010
Tomkins                                                  79,151               217,121
Vodafone Group                                        6,127,092            13,501,741
Wolseley                                                 40,865(b)            826,536
                                                                      ---------------
Total                                                                      56,309,687
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $466,344,793)                                                     $396,815,179
-------------------------------------------------------------------------------------



EXCHANGE TRADED FUNDS (8.9%)
                                                       SHARES                VALUE(a)
UNITED STATES
iShares MSCI Emerging Markets Index Fund                555,840(d)        $20,877,350
Vanguard Emerging Markets ETF                           549,445            20,659,132
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(Cost: $42,137,713)                                                       $41,536,482
-------------------------------------------------------------------------------------



OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
BELGIUM
Fortis
 Rights                                                 239,512(b,f)              $--
-------------------------------------------------------------------------------------

ITALY
Unione di Banche Italiane
 Warrants                                                69,309(b,e)            6,528
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $20,538)                                                                $6,528
-------------------------------------------------------------------------------------



MONEY MARKET FUND (7.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              32,517,960(g)        $32,517,960
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $32,517,960)                                                       $32,517,960
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (14.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     68,269,711           $68,269,711
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $68,269,711)(h)                                                    $68,269,711
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $609,290,715)(h)                                                  $539,145,860
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Airlines                                        0.7%         $3,087,423
Auto Components                                 0.8           3,599,846
Automobiles                                     6.3          29,224,030
Beverages                                       1.6           7,684,816
Biotechnology                                   0.1             352,957
Building Products                               0.8           3,583,610
Capital Markets                                 1.9           8,843,310
Chemicals                                       1.2           5,440,211
Commercial Banks                               16.9          79,640,549


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Commercial Services & Supplies                  0.2%         $1,065,058
Communications Equipment                        1.0           4,698,572
Construction & Engineering                      0.2             954,503
Construction Materials                          1.4           6,524,089
Containers & Packaging                          0.2             729,156
Diversified Financial Services                 11.0          51,508,173
Diversified Telecommunication Services          6.0          27,899,066
Electric Utilities                              1.6           7,542,011
Electrical Equipment                            0.1             395,769
Electronic Equipment, Instruments &
  Components                                    1.0           4,830,996
Energy Equipment & Services                     0.1             598,711
Food & Staples Retailing                        1.9           9,048,792
Food Products                                   0.5           2,156,670
Gas Utilities                                   0.3           1,178,871
Health Care Equipment & Supplies                0.1             630,208
Hotels, Restaurants & Leisure                   0.5           2,339,140
Household Durables                              0.5           2,164,886
Industrial Conglomerates                        0.5           2,465,490
Insurance                                       2.3          10,907,654
Internet & Catalog Retail                       0.3           1,220,596
Machinery                                       0.7           3,216,183
Marine                                          0.6           2,949,457
Media                                           0.5           2,109,018
Metals & Mining                                 5.1          23,981,727
Multiline Retail                                0.5           2,124,698
Multi-Utilities                                 0.7           3,294,096
Office Electronics                              0.8           3,839,210
Oil, Gas & Consumable Fuels                     9.8          45,907,207
Paper & Forest Products                         0.9           4,124,741
Pharmaceuticals                                 4.7          21,961,519
Professional Services                           0.2             894,810
Real Estate                                      --                   3
Real Estate Investment Trusts (REITs)           0.9           4,024,324
Real Estate Management & Development            1.8           8,318,026
Road & Rail                                     0.3           1,369,776
Semiconductors & Semiconductor
  Equipment                                     0.6           2,752,210
Specialty Retail                                0.8           3,889,638
Textiles, Apparel & Luxury Goods                0.2           1,161,550
Tobacco                                         0.3           1,400,404
Trading Companies & Distributors                0.9           4,264,082
Transportation Infrastructure                   0.2           1,088,775
Wireless Telecommunication Services             3.3          15,371,572
Other(1)                                       21.6         100,787,671
-----------------------------------------------------------------------
Total                                                      $539,145,860
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES

At Oct. 31, 2009, $2,441,489 was held in a margin deposit account as collateral to cover initial margin requirements on open stock index futures contracts.

FUTURES CONTRACTS OUTSTANDING AT OCT. 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
Dow Jones Euro STOXX 50         440        $17,649,750    Dec. 2009        $(794,317)
Financial Times Stock
  Exchange 100 Index             84          6,893,958    Dec. 2009         (133,258)
Nikkei 225                        8            889,679    Dec. 2009          (26,099)
------------------------------------------------------------------------------------
Total                                                                      $(953,674)
------------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                        CURRENCY TO         CURRENCY TO         UNREALIZED     UNREALIZED
EXCHANGE DATE          BE DELIVERED         BE RECEIVED        APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------
Nov. 3, 2009             10,217,141                6,178,393          $--         $(77,840)
                        U.S. Dollar            British Pound
------------------------------------------------------------------------------------------
Nov. 3, 2009                609,814                3,056,993           --           (5,247)
                        U.S. Dollar             Danish Krone
------------------------------------------------------------------------------------------
Nov. 3, 2009             13,269,534                8,948,909           --         (101,222)
                        U.S. Dollar   European Monetary Unit
------------------------------------------------------------------------------------------
Nov. 3, 2009                199,113                  278,199           --             (577)
                        U.S. Dollar         Singapore Dollar
------------------------------------------------------------------------------------------
Nov. 3, 2009              1,475,151               10,272,629           --          (26,124)
                        U.S. Dollar            Swedish Krona
------------------------------------------------------------------------------------------
Nov. 3, 2009                461,383                  470,146           --           (3,107)
                        U.S. Dollar              Swiss Franc
------------------------------------------------------------------------------------------
Nov. 4, 2009              3,493,239                3,818,377           --          (58,146)
                        U.S. Dollar        Australian Dollar
------------------------------------------------------------------------------------------
Nov. 4, 2009                359,430               32,826,470        5,268               --
                        U.S. Dollar             Japanese Yen
------------------------------------------------------------------------------------------
Total                                                              $5,268        $(272,263)
------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $6,531, representing less than 0.01% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES               COST
     -----------------------------------------------------------------------
     BGP Holdings                         02-04-09 thru 05-14-09         $--
     Unione di Banche Italiane
       Warrants                           06-20-06 thru 05-02-08      20,538


(f)  Negligible market value.

(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(h) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $610,889,745 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $29,095,675
     Unrealized depreciation                        (100,839,560)
     -----------------------------------------------------------
     Net unrealized depreciation                    $(71,743,885)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
  Real Estate                           $--               $--         $3                   $3
  All Other Industries(a)                --       396,815,176(b)      --          396,815,176
  Other(a)                               --             6,528(b)      --                6,528
---------------------------------------------------------------------------------------------
Total Equity Securities                  --       396,821,704          3          396,821,707
---------------------------------------------------------------------------------------------
Other
  Exchange Traded Funds          41,536,482                --         --           41,536,482
  Affiliated Money Market
    Fund(c)                      32,517,960                --         --           32,517,960
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         68,269,711                --         --           68,269,711
---------------------------------------------------------------------------------------------
Total Other                     142,324,153                --         --          142,324,153
---------------------------------------------------------------------------------------------
Investments in Securities       142,324,153       396,821,704          3          539,145,860
Other Financial
  Instruments(d)                   (953,674)         (266,995)        --           (1,220,669)
---------------------------------------------------------------------------------------------
Total                          $141,370,479      $396,554,709         $3         $537,925,191
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                        COMMON STOCKS
     ----------------------------------------------------------------
     Balance as of Oct. 31, 2008                             $--
      Accrued discounts/premiums                              --
      Realized gain (loss)                                    --
      Change in unrealized appreciation
       (depreciation)*                                         3
      Net purchases (sales)                                   --
      Transfers in and/or out of Level 3                      --
     ----------------------------------------------------------------
     Balance as of Oct. 31, 2009                              $3
     ----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Oct. 31, 2009 was $3.



--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  29

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $508,503,044)             $ 438,358,189
  Affiliated money market fund (identified cost $32,517,960)          32,517,960
  Investments of cash collateral received for securities on loan
    (identified cost $68,269,711)                                     68,269,711
--------------------------------------------------------------------------------
Total investments in securities (identified cost $609,290,715)       539,145,860
Capital shares receivable                                             31,531,874
Dividends and accrued interest receivable                                433,500
Receivable for investment securities sold                              2,957,339
Reclaims receivable                                                      252,932
Unrealized appreciation on forward foreign currency contracts              5,268
Margin deposits on futures contracts                                   2,441,489
--------------------------------------------------------------------------------
Total assets                                                         576,768,262
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                 1,162,639
Payable for investment securities purchased                           39,110,701
Payable upon return of securities loaned                              68,269,711
Variation margin payable on futures contracts                            717,320
Unrealized depreciation on forward foreign currency contracts            272,263
Accrued investment management services fees                               10,435
Accrued distribution fees                                                  2,585
Accrued transfer agency fees                                               2,195
Accrued administrative services fees                                       1,060
Accrued plan administration services fees                                      1
Other accrued expenses                                                   106,820
--------------------------------------------------------------------------------
Total liabilities                                                    109,655,730
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 467,112,532

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REPRESENTED BY
Capital stock -- $.01 par value                                    $     668,382
Additional paid-in capital                                           819,685,917
Undistributed net investment income                                    6,121,811
Accumulated net realized gain (loss)                                (288,273,115)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         (71,090,463)
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 467,112,532
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  62,869,521
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $ 49,044,997            7,030,588                       $6.98(1)
Class B                     $  7,031,214            1,021,394                       $6.88
Class C                     $  1,094,910              159,170                       $6.88
Class I                     $126,948,273           18,085,070                       $7.02
Class R2                    $      3,525                  509                       $6.93
Class R3                    $      3,530                  509                       $6.94
Class R4                    $     69,728                9,972                       $6.99
Class R5                    $      3,546                  509                       $6.97
Class W                     $282,912,809           40,530,503                       $6.98
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.41. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  31

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  11,566,142
Income distributions from affiliated money market fund                    38,566
Income from securities lending -- net                                    433,966
  Less foreign taxes withheld                                           (969,104)
--------------------------------------------------------------------------------
Total income                                                          11,069,570
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    2,174,525
Distribution fees
  Class A                                                                115,524
  Class B                                                                 76,758
  Class C                                                                  9,922
  Class R2                                                                    15
  Class R3                                                                     7
  Class W                                                                530,215
Transfer agency fees
  Class A                                                                213,515
  Class B                                                                 37,988
  Class C                                                                  4,542
  Class R2                                                                     1
  Class R3                                                                     1
  Class R4                                                                    30
  Class R5                                                                     1
  Class W                                                                424,172
Administrative services fees                                             282,974
Plan administration services fees
  Class R2                                                                     7
  Class R3                                                                     7
  Class R4                                                                   152
Compensation of board members                                             10,842
Custodian fees                                                            78,940
Printing and postage                                                      66,720
Registration fees                                                         29,109
Professional fees                                                         47,871
Other                                                                     18,946
--------------------------------------------------------------------------------
Total expenses                                                         4,122,784
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                               (41)
--------------------------------------------------------------------------------
Total net expenses                                                     4,122,743
--------------------------------------------------------------------------------
Investment income (loss) -- net                                        6,946,827

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(258,939,116)
  Foreign currency transactions                                         (275,508)
  Futures contracts                                                   (4,575,243)
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (263,789,867)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         307,402,646
--------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                 43,612,779
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $  50,559,606
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                         2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   6,946,827  $  17,382,215
Net realized gain (loss) on investments                             (263,789,867)   (23,793,115)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 307,402,646   (443,449,500)
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       50,559,606   (449,860,400)
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (2,036,880)      (219,304)
    Class B                                                             (251,061)       (20,185)
    Class C                                                              (31,630)        (2,341)
    Class I                                                           (4,505,003)    (1,888,673)
    Class R2                                                                (132)            --
    Class R3                                                                (136)            --
    Class R4                                                              (2,822)          (455)
    Class R5                                                                (140)            --
    Class W                                                           (9,771,565)    (3,602,017)
  Net realized gain
    Class A                                                                   --       (376,594)
    Class B                                                                   --        (53,303)
    Class C                                                                   --         (6,874)
    Class I                                                                   --     (2,534,781)
    Class R4                                                                  --           (682)
    Class W                                                                   --     (5,906,335)
-----------------------------------------------------------------------------------------------
Total distributions                                                  (16,599,369)   (14,611,544)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                         2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $   5,050,209  $  20,670,334
  Class B shares                                                         368,662      3,465,525
  Class C shares                                                         153,693        433,769
  Class I shares                                                      63,916,943     51,510,120
  Class R2 shares                                                             --          5,000
  Class R3 shares                                                             --          5,000
  Class R4 shares                                                            520             --
  Class R5 shares                                                             --          5,000
  Class W shares                                                     110,495,372    320,633,250
Fund Merger
  Class A shares                                                             N/A     87,278,661
  Class B shares                                                             N/A     18,592,350
  Class C shares                                                             N/A      1,583,146
  Class I shares                                                             N/A     68,640,981
  Class R4 shares                                                            N/A        115,274
Reinvestment of distributions at net asset value
  Class A shares                                                       1,996,055        587,287
  Class B shares                                                         246,989         72,134
  Class C shares                                                          30,209          8,218
  Class I shares                                                       4,504,765      4,423,174
  Class R4 shares                                                          2,589            870
  Class W shares                                                       9,771,449      9,508,225
Conversions from Class B to Class A
  Class A shares                                                       1,217,602      2,203,657
  Class B shares                                                      (1,217,602)    (2,203,657)
Payments for redemptions
  Class A shares                                                     (21,055,342)   (29,756,699)
  Class B shares                                                      (2,993,952)    (4,796,967)
  Class C shares                                                        (350,361)      (378,009)
  Class I shares                                                     (50,287,372)  (102,217,635)
  Class R4 shares                                                         (4,409)       (69,561)
  Class W shares                                                    (108,273,459)  (215,203,076)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     13,572,560    235,116,371
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               47,532,797   (229,355,573)
Net assets at beginning of year                                      419,579,735    648,935,308
-----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 467,112,532  $ 419,579,735
-----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   6,121,811  $  15,846,988
-----------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                YEAR ENDED OCT. 31,
CLASS A                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $6.02       $13.06       $9.82       $9.21
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .27         .15         .01
Net gains (losses) (both realized and
 unrealized)                                         1.09        (7.06)       3.17         .60
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.19        (6.79)       3.32         .61
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)        (.09)       (.07)         --
Distributions from realized gains                      --         (.16)       (.01)         --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.23)        (.25)       (.08)         --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.98        $6.02      $13.06       $9.82
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.82%      (52.87%)     34.06%       6.62%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.48%        1.40%       1.43%       1.92%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.48%        1.40%       1.43%       1.42%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        1.70%        2.75%       1.37%       1.48%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $49          $56         $25         $11
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               85%          61%         47%         10%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS B                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $5.91       $12.92       $9.79       $9.21
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .20         .08          --
Net gains (losses) (both realized and
 unrealized)                                         1.08        (6.99)       3.13         .58
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.13        (6.79)       3.21         .58
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.06)       (.07)         --
Distributions from realized gains                      --         (.16)       (.01)         --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.16)        (.22)       (.08)         --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.88        $5.91      $12.92       $9.79
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.83%      (53.35%)     32.94%       6.30%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.26%        2.18%       2.20%       2.71%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.26%        2.18%       2.20%       2.21%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .97%        2.11%        .73%       (.03%)(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $7          $10          $3         $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               85%          61%         47%         10%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS C                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $5.92       $12.92       $9.79       $9.21
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .19         .08          --
Net gains (losses) (both realized and
 unrealized)                                         1.10        (6.98)       3.12         .58
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.13        (6.79)       3.20         .58
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.17)        (.05)       (.06)         --
Distributions from realized gains                      --         (.16)       (.01)         --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.17)        (.21)       (.07)         --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.88        $5.92      $12.92       $9.79
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.91%      (53.30%)     32.85%       6.30%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.22%        2.17%       2.19%       2.71%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            2.22%        2.17%       2.19%       2.21%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .97%        1.98%        .71%        .74%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $1         $--         $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               85%          61%         47%         10%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS I                                            --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $6.07       $13.11       $9.83       $9.21
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14          .29         .24         .02
Net gains (losses) (both realized and
 unrealized)                                         1.09        (7.05)       3.14         .60
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.23        (6.76)       3.38         .62
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.28)        (.12)       (.09)         --
Distributions from realized gains                      --         (.16)       (.01)         --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.28)        (.28)       (.10)         --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.02        $6.07      $13.11       $9.83
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.50%      (52.55%)     34.61%       6.73%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .77%         .90%       1.05%       1.65%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .77%         .90%       1.05%       1.15%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        2.35%        2.84%       2.06%       1.17%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $127         $103        $195         $63
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               85%          61%         47%         10%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R2                                           -------------------
PER SHARE DATA                                      2009       2008(e)
Net asset value, beginning of period                $6.02        $9.59
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .10          .03
Net gains (losses) (both realized and
 unrealized)                                         1.07        (3.60)
----------------------------------------------------------------------
Total from investment operations                     1.17        (3.57)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.26)          --
----------------------------------------------------------------------
Net asset value, end of period                      $6.93        $6.02
----------------------------------------------------------------------
TOTAL RETURN                                       20.62%      (37.23%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.56%        1.64%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.49%        1.44%(c)
----------------------------------------------------------------------
Net investment income (loss)                        1.67%        1.61%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               85%          61%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R3                                           -------------------
PER SHARE DATA                                      2009       2008(e)
Net asset value, beginning of period                $6.02        $9.59
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .11          .04
Net gains (losses) (both realized and
 unrealized)                                         1.08        (3.61)
----------------------------------------------------------------------
Total from investment operations                     1.19        (3.57)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)          --
----------------------------------------------------------------------
Net asset value, end of period                      $6.94        $6.02
----------------------------------------------------------------------
TOTAL RETURN                                       20.96%      (37.23%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.31%        1.39%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.25%        1.19%(c)
----------------------------------------------------------------------
Net investment income (loss)                        1.92%        1.86%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               85%          61%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED OCT. 31,
CLASS R4                                           --------------------------------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)
Net asset value, beginning of period                $6.07       $13.07       $9.83       $9.21
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13          .33         .20         .02
Net gains (losses) (both realized and
 unrealized)                                         1.07        (7.06)       3.13         .60
-----------------------------------------------------------------------------------------------
Total from investment operations                     1.20        (6.73)       3.33         .62
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.28)        (.11)       (.08)         --
Distributions from realized gains                      --         (.16)       (.01)         --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.28)        (.27)       (.09)         --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.99        $6.07      $13.07       $9.83
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.11%      (52.46%)     34.13%       6.73%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.06%        1.20%       1.35%       1.77%(c)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.00%         .95%       1.35%       1.27%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        2.18%        3.27%       1.79%       1.72%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               85%          61%         47%         10%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   YEAR ENDED OCT. 31,
CLASS R5                                           -------------------
PER SHARE DATA                                      2009       2008(e)
Net asset value, beginning of period                $6.03        $9.59
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .14          .04
Net gains (losses) (both realized and
 unrealized)                                         1.08        (3.60)
----------------------------------------------------------------------
Total from investment operations                     1.22        (3.56)
----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.28)          --
----------------------------------------------------------------------
Net asset value, end of period                      $6.97        $6.03
----------------------------------------------------------------------
TOTAL RETURN                                       21.45%      (37.12%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .81%         .90%(c)
----------------------------------------------------------------------
Net investment income (loss)                        2.36%        2.14%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--
----------------------------------------------------------------------
Portfolio turnover rate                               85%          61%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS W                                            --------------------------------
PER SHARE DATA                                      2009         2008       2007(f)
Net asset value, beginning of period                $6.02       $13.05       $10.13
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       .11          .23          .13
Net gains (losses) (both realized and
 unrealized)                                         1.08        (7.00)        2.89
-----------------------------------------------------------------------------------
Total from investment operations                     1.19        (6.77)        3.02
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)        (.10)        (.09)
Distributions from realized gains                      --         (.16)        (.01)
-----------------------------------------------------------------------------------
Total distributions                                  (.23)        (.26)        (.10)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $6.98        $6.02       $13.05
-----------------------------------------------------------------------------------
TOTAL RETURN                                       20.90%      (52.81%)      30.03%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.22%        1.35%        1.48%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.90%        2.32%        1.17%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $283         $249         $426
-----------------------------------------------------------------------------------
Portfolio turnover rate                               85%          61%          47%
-----------------------------------------------------------------------------------



NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) For the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.
(f) For the period from Dec. 1, 2006 (when shares became publicly available) to Oct. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Disciplined International Equity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers or in instruments that provide exposure to foreign equity markets. The Fund may invest in securities of or instruments that provide exposure to both developed and emerging markets issuers.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R2, Class R3 and Class R5 shares. At Oct. 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 27% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from

--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $6,531 representing less than 0.01% net assets. Certain illiquid securities may be valued,

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

in good faith, by management at fair value according to procedures approved, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts     Net                              Net
                     assets -- unrealiz-              assets -- unrealiz-
                     ed appreciation           N/A    ed depreciation      $  953,674*
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
                     appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts     $5,268    currency contracts      272,263
-------------------------------------------------------------------------------------------
Total                                       $5,268                         $1,225,937
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCT. 31, 2009

        AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------------
                            FORWARD FOREIGN CURRENCY
RISK EXPOSURE CATEGORY              CONTRACTS           FUTURES       TOTAL
------------------------------------------------------------------------------------
Equity contracts                   $       --         $(4,575,243) $(4,575,243)
Foreign exchange contracts          2,150,966                  --    2,150,966
------------------------------------------------------------------------------------
Total                              $2,150,966         $(4,575,243) $(2,424,277)
------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


  CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                       INCOME
------------------------------------------------------------------------------------
                              FORWARD FOREIGN CURRENCY
RISK EXPOSURE CATEGORY                CONTRACTS           FUTURES      TOTAL
------------------------------------------------------------------------------------
Equity contracts                      $      --         $3,912,467  $3,912,467
Foreign exchange contracts             (266,995)                --    (266,995)
------------------------------------------------------------------------------------
Total                                 $(266,995)        $3,912,467  $3,645,472
------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $30.1 million at Oct. 31, 2009. The monthly average gross notional amount for such contracts was $3.1 million for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of contracts outstanding was $25.4 million at Oct. 31, 2009. The monthly average gross notional amount for these contracts was $8.6 million for the year ended Oct. 31, 2009. The fair value of such contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $629,082 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 0.61% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $2,768.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $363,000 and $12,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $56,740 for Class A, $4,877 for Class B and $162 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.49%
Class R3............................................  1.25
Class R4............................................  1.00


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $ 2
Class R3............................................    2
Class R4............................................   37


Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.37%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $5,223 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $299,009,061 and $297,621,329, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009       2008(a)
-------------------------------------------------------------------
CLASS A
Sold                                           896,472    1,922,862
Converted from Class B shares(b)               185,314      226,714
Fund Merger                                        N/A    8,485,254
Reinvested distributions                       364,910       52,111
Redeemed                                    (3,790,356)  (3,214,704)
-------------------------------------------------------------------
Net increase (decrease)                     (2,343,660)   7,472,237
-------------------------------------------------------------------

CLASS B
Sold                                            65,653      320,154
Fund Merger                                        N/A    1,827,044
Reinvested distributions                        45,486        6,458
Converted to Class A shares(b)                (187,310)    (229,787)
Redeemed                                      (556,290)    (514,337)
-------------------------------------------------------------------
Net increase (decrease)                       (632,461)   1,409,532

-------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2009       2008(a)
-------------------------------------------------------------------
CLASS C
Sold                                            26,274       41,521
Fund Merger                                        N/A      155,443
Reinvested distributions                         5,563          735
Redeemed                                       (62,897)     (40,730)
-------------------------------------------------------------------
Net increase (decrease)                        (31,060)     156,969
-------------------------------------------------------------------

CLASS I
Sold                                         9,537,311    4,794,438
Fund Merger                                        N/A    6,653,955
Reinvested distributions                       822,037      391,778
Redeemed                                    (9,237,976)  (9,744,855)
-------------------------------------------------------------------
Net increase (decrease)                      1,121,372    2,095,316
-------------------------------------------------------------------

CLASS R2(c)
Sold                                                --          509
-------------------------------------------------------------------
Net increase (decrease)                             --          509
-------------------------------------------------------------------

CLASS R3(c)
Sold                                                --          509
-------------------------------------------------------------------
Net increase (decrease)                             --          509
-------------------------------------------------------------------

CLASS R4
Sold                                               101           --
Fund Merger                                        N/A       11,178
Reinvested distributions                           473           77
Redeemed                                          (587)      (6,457)
-------------------------------------------------------------------
Net increase (decrease)                            (13)       4,798
-------------------------------------------------------------------

CLASS R5(c)
Sold                                                --          509
-------------------------------------------------------------------
Net increase (decrease)                             --          509
-------------------------------------------------------------------

CLASS W
Sold                                        17,093,328   30,213,146
Reinvested distributions                     1,786,371      844,425
Redeemed                                   (19,740,841) (22,281,511)
-------------------------------------------------------------------
Net increase (decrease)                       (861,142)   8,776,060
-------------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Class R2, Class R3 and Class R5 are for the period from Aug. 1, 2008 (when shares became publicly available) to Oct. 31, 2008.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balances are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $62,869,521, were on loan, secured by cash collateral of $68,269,711 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $433,966 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $170,420,031 and $171,775,915, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. FUND MERGER

At the close of business on March 14, 2008, RiverSource Disciplined International Equity Fund acquired the assets and assumed the identified liabilities of RiverSource International Equity Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Disciplined International Equity Fund immediately before the acquisition were $608,113,836 and the combined net assets immediately after the acquisition were $784,324,248.

The merger was accomplished by a tax-free exchange of 31,950,545 shares of RiverSource International Equity Fund valued at $176,210,412.

In exchange for the RiverSource International Equity Fund shares and net assets, RiverSource Disciplined International Equity Fund issued the following number of shares:

                                                     SHARES
------------------------------------------------------------
Class A..........................................  8,485,254
Class B..........................................  1,827,044
Class C..........................................    155,443
Class I..........................................  6,653,955
Class R4.........................................     11,178


RiverSource International Equity Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                  EXCESS OF
                                                                             DISTRIBUTIONS OVER
                      TOTAL        CAPITAL     UNREALIZED   ACCUMULATED NET    NET INVESTMENT
                   NET ASSETS       STOCK     DEPRECIATION   REALIZED LOSS         INCOME
-----------------------------------------------------------------------------------------------
RiverSource
  International
  Equity Fund     $176,210,412  $195,593,605  $(19,207,049)    $(174,218)          $(1,926)


11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized

--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $72,635 and accumulated net realized loss has been decreased by $72,635.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                           2009         2008
------------------------------------------------------------------
Ordinary income                           $16,599,369  $13,433,492
Long-term capital gain                             --    1,178,052


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   6,922,449
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(285,672,442)
Unrealized appreciation (depreciation)........  $ (74,491,774)


For federal income tax purposes, the Fund had a capital loss carry-over of $285,672,442 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2016           2017
$23,521,188    $262,151,254


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal

--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
62  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined International Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined International Equity Fund of the RiverSource International Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the statement of changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
64  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals........................    100.00%
Dividends Received Deduction for corporations....................      0.25%
U.S. Government Obligations......................................      0.00%
Foreign Taxes Paid...............................................   $787,242
                                                                   $6,437,2-
Foreign Source Income............................................         38


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
66  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
68  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT  69

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
70  RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND -- 2009 ANNUAL REPORT

RIVERSOURCE DISCIPLINED INTERNATIONAL EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Fund Distributors, Inc., Member
                                FINRA, and managed by RiverSource Investments, LLC.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2009 RiverSource Investments, LLC.                             S-6506 F (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
ASIA PACIFIC FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE ASIA PACIFIC FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    3
Fund Expenses Example..............    8
Portfolio of Investments...........   10
Statement of Assets and
  Liabilities......................   17
Statement of Operations............   18
Statement of Changes in Net
  Assets...........................   19
Financial Highlights...............   20
Notes to Financial Statements......   21
Report of Independent Registered
  Public Accounting Firm...........   34
Federal Income Tax Information.....   36
Board Members and Officers.........   37
Approval of Investment Management
  Services Agreement...............   41
Proxy Voting.......................   43



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                         THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
2  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle Asia Pacific Fund portfolio managers Vanessa Donegan and Rafael Polatinsky of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the period from its inception on July 15, 2009 through Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

On July 15, 2009, we introduced Threadneedle Asia Pacific Fund to offer shareholders access to investment opportunities in the Far East.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's strategy is to invest in stocks of companies located in the Asian Pacific Region. The portfolio can invest in companies in both emerging and developed countries and currently has greater emphasis on the emerging countries. We construct the portfolio using an integrated research process that combines bottom-up stock selection with macroeconomic considerations.


COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Australia                                  16.0%
------------------------------------------------
China                                      15.8%
------------------------------------------------
Hong Kong                                  14.1%
------------------------------------------------
India                                       1.7%
------------------------------------------------
Indonesia                                   4.0%
------------------------------------------------
Malaysia                                    1.3%
------------------------------------------------
Singapore                                   7.5%
------------------------------------------------
South Korea                                15.0%
------------------------------------------------
Taiwan                                     13.1%
------------------------------------------------
Thailand                                    2.2%
------------------------------------------------
United Kingdom                              0.8%
------------------------------------------------
United States                               3.0%
------------------------------------------------
Other(2)                                    5.5%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                         THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  3

MANAGER COMMENTARY (continued) -------------------------------------------------

Overall, equities in the Asian region have been quite robust as the region recovered strongly from the economic and financial crises that besieged global markets. Asia has attracted a great deal of attention in the wake of the downturn because China, India and Indonesia avoided recession. On top of that, corporate cost cutting has led to a strong earnings rebound, particularly in financial and property companies. Though a decline in exports to developed countries had a negative effect on the region's technology companies, even in that sector, year-over-year earnings numbers have begun to look better.

The Fund's underperformance of its benchmark, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific Ex-Japan Index (MSCI AC Index), for the three and a half months covered in this fiscal report stemmed primarily from August results. In August, the Australian market performed very well, but the portfolio was underweight Australia, compared to the MSCI AC Index. Australia is a more developed market and we see better potential in the emerging regions of Asia. During the month, Australian financial stocks and the Australian dollar were especially strong. In contrast, the portfolio's Australian position emphasized companies exposed to the mainland Asia growth story, such as mining and materials companies.


TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

iShares MSCI India Fund (Singapore)         3.3%
------------------------------------------------
Samsung Electronics (South Korea)           3.2%
------------------------------------------------
BHP Billiton (Australia)                    3.2%
------------------------------------------------
iPath MSCI India Index Nts (United States)  3.0%
------------------------------------------------
Australia & New Zealand Banking Group
  (Australia)                               2.4%
------------------------------------------------
Rio Tinto (Australia)                       2.4%
------------------------------------------------
Hon Hai Precision Industry (Taiwan)         2.3%
------------------------------------------------
Taiwan Semiconductor Mfg (Taiwan)           1.8%
------------------------------------------------
Westpac Banking (Australia)                 1.9%
------------------------------------------------
China Construction Bank Series H (China)    1.6%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
4  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The Fund benefited from favorable stock selection across various countries and regions. Leading contributors included HYUNDAI MOTORS in South Korea, which benefited from improvement in the credit cycle and strong consumer spending, LG ELECTRONICS, also in South Korea and MACQUARIE GROUP, a diversified financial firm in Australia.

THE FUND'S CURRENT STRATEGY
The Fund is positioned with an emphasis on companies that can benefit from infrastructure spending, consumer spending growth and the low interest rate, low inflation environment. The Fund is tilted toward cyclical stocks, but we have also maintained exposure to value stocks because we believe they can help protect against volatility.

The portfolio's country positioning is the result of our sector overlay and stock selection within each sector. The Fund is overweight relative to the MSCI AC Index in the property sector in China and Hong Kong, on the basis of low interest rates and strong residential housing demand. Financial stocks are also an area of focus and the Fund's holdings are diversified across the region. A number of Asian countries have very low mortgage penetration and demand for consumer loans and mortgages is growing. Insurance companies are seeing strong growth as well. The emphasis on property stocks and Chinese financials has led to overweight positions relative to the MSCI AC Index in China and Hong Kong.

The portfolio is also overweight relative to the MSCI AC Index in the consumer discretionary sector where companies are benefiting from rising car, cell phone and television sales. China actually overtook the U.S. in monthly car sales this year. The portfolio has a larger information technology


  Overall, equities in the Asian region have been quite robust as the region recovered strongly from the economic and financial crises that besieged global markets.






--------------------------------------------------------------------------------
                         THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


position than the MSCI AC Index because we believe technology companies will benefit from a rebound of electronics exports to developed countries. This technology emphasis has led to overweight positions relative to the MSCI AC Index in South Korea and Taiwan, two markets dominated by technology companies.

Compared to the MSCI AC Index, the portfolio had smaller allocations to telecommunications and utilities, which are more defensive sectors.

As noted above, the Fund has a smaller position in Australia than the MSCI AC Index because we believe it has less growth potential than the emerging countries in the region. Indonesia is another notable country position. The portfolio's allocation to Indonesia is larger than that of the MSCI AC Index. Indonesia is one of three economies, along with India and China, that have delivered positive growth despite the global economic slowdown. The country continues to benefit from low interest rates and a pick-up in consumer loan demand.

OUR FUTURE STRATEGY
We are quite positive on the prospects for the Asia asset class for several key reasons:

  > Government debt-to-gross domestic product (GDP) ratios in the region are relatively low, particularly compared to developed economies.

  > The region's banking sector came through the global financial crisis without being adversely affected by the credit crunch.

  > Asian consumers are generally under-leveraged, so there is potential for growth in credit and mortgage loans.

  > Demographics are favorable.

  > Foreign inflows into the region have increased as improved global liquidity has spurred investors to seek higher return potential.

These factors lead us to believe that the region's superior growth should be sustainable. Earnings growth for the next year is expected to be strong and we believe there is room for earnings upgrades. This very favorable backdrop has supported the equity markets.


--------------------------------------------------------------------------------
6  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

We are mindful of possible risks to Asia's continued strong performance. Disappointing U.S. or European economic growth could hamper an export recovery and reduce global risk appetite. However, much of Asia's growth is internally driven. The region, particularly China and India, is experiencing sustained structural growth, spurred by infrastructure development and population migration from rural areas to cities. As people move to cities and find better paid work, they have higher disposable income, which leads to increased consumer spending.

In summary, we believe that we have increased the portfolio's cyclical tilt without sacrificing quality. We are focusing on companies that are beneficiaries of abundant liquidity, companies that can benefit from China's and India's economic strength and companies poised for an earnings recovery. We are positive on the outlook for Asia, based on strong domestic economies, improved earnings, recovering export demand from developed markets and continued capital inflows to the region.




Vanessa Donegan                        Rafael Polatinsky
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                         THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  7

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


--------------------------------------------------------------------------------
8  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                               DIRECT AND
                                                                 DIRECT         INDIRECT
                                 BEGINNING       ENDING         EXPENSES        EXPENSES
                                  ACCOUNT    ACCOUNT VALUE    PAID DURING     PAID DURING
                                  VALUE(a)   OCT. 31, 2009   THE PERIOD(b)   THE PERIOD(c)
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(d)                        $1,000      $1,142.00         $3.61           $3.77
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)      $1,000      $1,019.30         $5.82           $6.07
------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                           FUND'S     ACQUIRED FUND
                                         ANNUALIZED      FEES AND    NET FUND
                                       EXPENSE RATIO     EXPENSES    EXPENSES
-----------------------------------------------------------------------------
Class R5                                   1.15%           .05%        1.20%
-----------------------------------------------------------------------------


(a) Beginning account values are as of the close of business on July 15, 2009 (when shares of the Fund became publicly available) for actual expense calculations and as of May 1, 2009 for hypothetical expense calculations.
(b) Actual direct expenses paid during the period are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the number of days in the period). Hypothetical direct expenses paid during the period are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Actual direct and indirect expenses paid during the period are equal to the annualized expense ratio for the class as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 107/365 (to reflect the number of days in the period). Hypothetical direct and indirect expenses paid during the period are equal to the annualized expense ratio for the class as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(d) Based on the actual return for the period ended Oct. 31, 2009: +14.20%.


--------------------------------------------------------------------------------
                         THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  9

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (86.6%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (15.7%)
Australia & New Zealand Banking Group                   62,078             $1,265,522
BHP Billiton                                            51,186              1,677,895
CSL                                                     12,725                357,110
Macquarie Group                                         15,340                671,493
Newcrest Mining                                         11,687                335,772
QBE Insurance Group                                     32,492                654,025
Rio Tinto                                               22,526              1,248,013
Telstra                                                123,360                366,397
Westpac Banking                                         41,962                980,273
Woodside Petroleum                                      11,070                464,106
Woolworths                                              14,685                375,689
                                                                      ---------------
Total                                                                       8,396,295
-------------------------------------------------------------------------------------

CHINA (15.5%)
ANTA Sports Products                                   256,000                308,359
Bank of China Series H                               1,266,000                734,405
China Construction Bank Series H                       961,000                828,519
China High Speed Transmission Equipment Group          146,000                292,805
China Life Insurance Series H                          170,000                781,641
China Natl Building Material Series H                  170,000                365,003
China Petroleum & Chemical Series H                    358,000                303,614
China Shenhua Energy Series H                          127,500                571,984
China Telecom Series H                                 174,000                 76,905
CNOOC                                                  297,000                444,804
Dongfang Electric Series H                              56,000                278,190
Industrial & Commercial Bank of China Series
 H                                                     988,000                786,078
New Oriental Education & Technology Group ADR            4,764(b)             332,718
Ping An Insurance Group of China Series H               57,000                499,548
Tencent Holdings                                        31,300                545,021
Want Want China Holdings                               386,000                226,781
Zhuzhou CSR Times Electric Series H                    228,000                413,202
ZTE Series H                                            96,600                535,288
                                                                      ---------------
Total                                                                       8,324,865
-------------------------------------------------------------------------------------

HONG KONG (13.8%)
Agile Property Holdings                                328,000                419,816
BOC Hong Kong Holdings                                 267,000                614,611
Cheung Kong Holdings                                    32,000                406,127
China Mobile                                            61,000                571,848
China Overseas Land & Investment                       134,000                288,896
China Resources Cement Holdings                        456,000(b)             219,466
China Resources Land                                   194,000                468,314
China Resources Power Holdings                         142,000                294,177
Esprit Holdings                                         34,600                230,333
Hengan Intl Group                                       45,000                289,677
Hong Kong Exchanges and Clearing                        25,800                454,153
Li & Fung                                              172,000                715,350
MTR                                                     75,000                265,638
New World Development                                  163,000                350,853
Ports Design                                           178,500                481,043
Shanghai Industrial Holdings                            85,000                399,314
Sino Land                                              160,000                304,319
Sun Hung Kai Properties                                 42,000                636,328
                                                                      ---------------
Total                                                                       7,410,263
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
10  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDIA (1.7%)
Larsen & Toubro GDR                                      6,404               $213,808
Reliance Inds GDR                                        2,506(d,e)           207,822
State Bank of India GDR                                  5,107                466,446
                                                                      ---------------
Total                                                                         888,076
-------------------------------------------------------------------------------------

INDONESIA (3.9%)
Bank Mandiri                                         1,082,000                518,118
Bank Rakyat Indonesia                                  414,000                300,637
Bumi Resources                                       1,022,500                245,640
Perusahaan Gas Negara                                1,386,000                514,631
PT Astra Intl                                          158,500                508,876
                                                                      ---------------
Total                                                                       2,087,902
-------------------------------------------------------------------------------------

MALAYSIA (1.3%)
CIMB Group Holdings                                    102,800                373,225
Genting Group                                          162,400                341,637
                                                                      ---------------
Total                                                                         714,862
-------------------------------------------------------------------------------------

SINGAPORE (4.2%)
City Developments                                       54,000                378,419
DBS Group Holdings                                      48,000                439,657
Keppel                                                  28,000                160,953
Singapore Press Holdings                               126,000                345,121
United Overseas Bank                                    31,000                371,673
Wilmar Intl                                            122,000                538,008
                                                                      ---------------
Total                                                                       2,233,831
-------------------------------------------------------------------------------------

SOUTH KOREA (14.7%)
Hyundai Department Store                                 4,186                400,306
Hyundai Development                                      5,780                171,147
Hyundai Engineering & Construction                       6,940                383,327
Hyundai Mobis                                            2,377                317,105
Hyundai Motor                                            7,876                714,721
KB Financial Group                                      13,774(b)             662,836
LG Chem                                                  2,027                349,476
LG Electronics                                           6,141                571,136
LG Household & Health Care                               1,730                359,474
NHN                                                      1,930(b)             284,788
POSCO                                                    1,618                670,856
Samsung Electronics                                      2,813              1,693,463
Samsung Techwin                                          3,484                266,900
Shinhan Financial Group                                 17,160(b)             651,370
Shinsegae                                                  890                384,426
                                                                      ---------------
Total                                                                       7,881,331
-------------------------------------------------------------------------------------

TAIWAN (12.8%)
Acer                                                   146,000                344,153
Advanced Semiconductor Engineering                     289,000                227,780
AU Optronics                                           241,960                214,566
Cathay Financial Holding                               267,000(b)             457,884
Chinatrust Financial Holding                           753,427                452,577
Compal Electronics                                     313,745                392,257
Far Eastern New Century                                396,660                467,763
Fubon Financial Holding                                513,000(b)             569,259
Hon Hai Precision Industry                             311,000              1,218,170
MediaTek                                                42,006                587,934
Synnex Technology Intl                                 190,000                359,486
Taiwan Cement                                          190,000                194,936
Taiwan Semiconductor Mfg                               533,000                966,891
Yuanta Financial Holding                               642,000                423,687
                                                                      ---------------
Total                                                                       6,877,343
-------------------------------------------------------------------------------------

THAILAND (2.2%)
Bangkok Bank                                            92,800                308,629
Banpu Public                                            32,000                415,053
Siam Commercial Bank                                   190,400                436,808
                                                                      ---------------
Total                                                                       1,160,490
-------------------------------------------------------------------------------------

UNITED KINGDOM (0.8%)
Standard Chartered                                      18,498                453,749
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $44,816,778)                                                       $46,429,007
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  11

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

EXCHANGE TRADED FUNDS (3.2%)(C)
ISSUER                                                 SHARES                VALUE(a)
SINGAPORE
iShares MSCI India Fund                                277,600(b)          $1,718,344
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(Cost: $1,616,419)                                                         $1,718,344
-------------------------------------------------------------------------------------



OTHER (3.0%)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES
iPath MSCI India Index Nts                              29,332(b)          $1,602,386
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $1,557,811)                                                         $1,602,386
-------------------------------------------------------------------------------------



MONEY MARKET FUND (5.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              2,884,947(f)          $2,884,947
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $2,884,947)                                                         $2,884,947
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $50,875,955)(g)                                                    $52,634,684
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:


                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Auto Components                               0.6%             $317,105
Automobiles                                   2.3             1,223,597
Biotechnology                                 0.7               357,110
Building Products                             0.4               219,466
Capital Markets                               2.0             1,095,180
Chemicals                                     0.7               349,476
Commercial Banks                             19.8            10,645,133
Communications Equipment                      1.0               535,288
Computers & Peripherals                       1.4               736,410
Construction & Engineering                    1.4               768,282
Construction Materials                        1.0               559,939
Distributors                                  1.3               715,350
Diversified Consumer Services                 0.6               332,718
Diversified Financial Services                1.9             1,023,412
Diversified Telecommunication                                   443,302
  Services                                    0.8
Electrical Equipment                          1.8               984,197
Electronic Equipment, Instruments &                           1,792,222
  Components                                  3.3
Food & Staples Retailing                      1.4               760,115
Food Products                                 1.4               764,789
Gas Utilities                                 1.0               514,631
Hotels, Restaurants & Leisure                 0.6               341,637
Household Durables                            1.1               571,136
Household Products                            0.7               359,474


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
12  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                        PERCENTAGE OF
INDUSTRY                                  NET ASSETS           VALUE
-----------------------------------------------------------------------
Independent Power Producers & Energy                           $294,177
  Traders                                     0.6%
Industrial Conglomerates                      2.4             1,294,930
Insurance                                     4.5             2,393,098
Internet Software & Services                  1.6               829,809
Media                                         0.6               345,121
Metals & Mining                               7.3             3,932,536
Multiline Retail                              0.8               400,306
Oil, Gas & Consumable Fuels                   4.9             2,653,023
Personal Products                             0.5               289,677
Real Estate Management & Development          6.1             3,253,072
Road & Rail                                   0.5               265,638
Semiconductors & Semiconductor                                3,476,068
  Equipment                                   6.5
Specialty Retail                              0.4               230,333
Textiles, Apparel & Luxury Goods              1.5               789,402
Wireless Telecommunication Services           1.1               571,848
Exchange Traded Funds/Other                   6.2             3,320,730
Cash & Cash Equivalents                       5.4             2,884,947
-----------------------------------------------------------------------
Total                                                       $52,634,684
-----------------------------------------------------------------------




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Oct. 31, 2009, the value of these securities amounted to $207,822 or 0.4% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Oct. 31, 2009 was $207,822, representing 0.4% of net assets. Information concerning such security holdings at Oct. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES           COST
     --------------------------------------------------------------
     Reliance Inds GDR                      10-07-09       $233,408


(f) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(g) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $50,875,955 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $2,589,592
     Unrealized depreciation                           (830,863)
     ----------------------------------------------------------
     Net unrealized appreciation                     $1,758,729
     ----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
14  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                 $332,717       $46,096,290(b)      $--        $46,429,007
  Other(a)                        1,602,386                --          --          1,602,386
--------------------------------------------------------------------------------------------
Total Equity Securities           1,935,103        46,096,290          --         48,031,393
--------------------------------------------------------------------------------------------
Other
  Exchange Traded Funds                  --         1,718,344(b)       --          1,718,344
  Affiliated Money Market
    Fund(c)                       2,884,947                --          --          2,884,947
--------------------------------------------------------------------------------------------
Total Other                       2,884,947         1,718,344          --          4,603,291
--------------------------------------------------------------------------------------------
Total                            $4,820,050       $47,814,634         $--        $52,634,684
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
16  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $47,991,008)               $49,749,737
  Affiliated money market fund (identified cost $2,884,947)          2,884,947
------------------------------------------------------------------------------
Total investments in securities (identified cost $50,875,955)       52,634,684
Foreign currency holdings (identified cost $119,489)                   118,423
Capital shares receivable                                              977,999
Dividends and accrued interest receivable                               17,465
------------------------------------------------------------------------------
Total assets                                                        53,748,571
------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                             45,506
Accrued investment management services fees                              1,180
Accrued transfer agency fees                                                74
Accrued administrative services fees                                       118
Other accrued expenses                                                  58,522
------------------------------------------------------------------------------
Total liabilities                                                      105,400
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $53,643,171
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    46,985
Additional paid-in capital                                          51,719,023
Undistributed net investment income                                     56,345
Accumulated net realized gain (loss)                                    63,155
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         1,757,663
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $53,643,171
------------------------------------------------------------------------------
Shares outstanding                                                   4,698,479
------------------------------------------------------------------------------
Net asset value per share of outstanding capital stock             $     11.42
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  17

STATEMENT OF OPERATIONS --------------------------------------------------------
FOR THE PERIOD FROM JULY 15, 2009* TO OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  176,566
Income distributions from affiliated money market fund                  2,120
  Less foreign taxes withheld                                         (21,053)
-----------------------------------------------------------------------------
Total income                                                          157,633
-----------------------------------------------------------------------------
Expenses:
Investment management services fees                                    78,072
Transfer agency fees                                                    4,880
Administrative services fees                                            7,807
Compensation of board members                                             269
Custodian fees                                                         11,200
Printing and postage                                                   20,417
Professional fees                                                      38,318
Other                                                                   2,146
-----------------------------------------------------------------------------
Total expenses                                                        163,109
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (50,850)
-----------------------------------------------------------------------------
Total net expenses                                                    112,259
-----------------------------------------------------------------------------
Investment income (loss) -- net                                        45,374
-----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                                63,155
  Foreign currency transactions                                        11,062
-----------------------------------------------------------------------------
Net realized gain (loss) on investments                                74,217
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                1,757,330
-----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               1,831,547
-----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $1,876,921
-----------------------------------------------------------------------------


*   When shares became publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS ---------------------------------------------
FOR THE PERIOD FROM JULY 15, 2009* TO OCT. 31, 2009


OPERATIONS
Investment income (loss) -- net                                    $    45,374
Net realized gain (loss) on investments                                 74,217
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 1,757,330
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      1,876,921
------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares                                       53,371,666
Payments for redemptions of shares                                  (6,605,658)
------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   46,766,008
------------------------------------------------------------------------------
Total increase (decrease) in net assets                             48,642,929
Net assets at beginning of period                                    5,000,242**
------------------------------------------------------------------------------
Net assets at end of period                                        $53,643,171
------------------------------------------------------------------------------
Undistributed net investment income                                $    56,345
------------------------------------------------------------------------------


 *  When shares became publicly available.
** Initial capital of $5,000,000 was contributed on July 13, 2009. The Fund had an increase in net assets resulting from operations of $242 during the period from July 13, 2009 to July 15, 2009 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  19

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the period shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                   PERIOD ENDED
CLASS R5                                             OCT. 31,
PER SHARE DATA                                        2009(a)
Net asset value, beginning of period                  $10.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .02
Net gains (losses) (both realized and
 unrealized)                                            1.40
---------------------------------------------------------------
Total from investment operations                        1.42
---------------------------------------------------------------
Net asset value, end of period                        $11.42
---------------------------------------------------------------
TOTAL RETURN                                          14.20%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                  1.67%(c)
---------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                               1.15%(c)
---------------------------------------------------------------
Net investment income (loss)                            .47%(c)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $54
---------------------------------------------------------------
Portfolio turnover rate                                   4%
---------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle Asia Pacific Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in securities of companies located in the Asian Pacific Region. On July 13, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund, which represented the initial capital at $10 per share. Shares of the Fund were first offered to the public on July 15, 2009.

The Fund offers only Class R5 shares which are offered without a front-end sales charge or contingent deferred sales charge to qualifying institutional investors.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
The Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles
(GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  21

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a

--------------------------------------------------------------------------------
22  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations, primarily Taiwan dollars.

ILLIQUID SECURITIES
At Oct. 31, 2009, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Oct. 31, 2009 was $207,822 representing 0.39% of net assets. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  23

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
24  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009
At Oct. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE PERIOD ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                          $4,370
------------------------------------------------------------------------------
Total                                               $4,370
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                            $--
------------------------------------------------------------------------------
Total                                                 $--
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $30,000 for the period ended Oct. 31, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment
(PIA) determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of the Fund and the annualized performance of the MSCI All Country Asia Pacific Ex-Japan Index. In

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The PIA will not be calculated for the first six months from the inception of the Fund. The first adjustment will be made on Feb. 1, 2010 and cover the six-month period beginning Aug. 1, 2009. The management fee for the period ended Oct. 31, 2009 was 0.80% of the Fund's average daily net assets.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the period ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended Oct. 31, 2009, other expenses paid to this company were $5.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to

--------------------------------------------------------------------------------
26  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 1.15% for Class R5.

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were $4,887 for Class R5. The management fees waived/reimbursed at the Fund level were $45,963.

The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed 1.15% for Class R5 of the class average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $49,237,756 and $1,346,042, respectively, for the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009 are as follows:

                                                                NET
                                      SOLD    REDEEMED  INCREASE (DECREASE)
---------------------------------------------------------------------------
Class R5                           4,759,574  (561,095)      4,198,479
---------------------------------------------------------------------------


7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $30,077,229 and $31,434,385, respectively, for the period from July 15, 2009 (when shares became publicly available) to Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the period ended Oct. 31, 2009.


--------------------------------------------------------------------------------
28  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions and foreign tax credits. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $11,062 and accumulated net realized gain has been decreased by $11,062.

The tax character of distributions paid for the period indicated is as follows:

For the period ended Oct. 31, 2009, there were no distributions.

At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $  120,351
Undistributed accumulated long-term gain........  $       --
Unrealized appreciation (depreciation)..........  $1,756,812


10. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

ASIAN PACIFIC REGION RISK
Many of the countries in the Asian Pacific Region are developing both politically and economically, and may have relatively unstable governments and economies based on a limited number of commodities or industries. Securities markets in the Asian Pacific Region are smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the Asian Pacific Region being less liquid than similar U.S. or other foreign securities. Some currencies in the Asian Pacific Region are more volatile than the

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

U.S. dollar, and some countries in the Asian Pacific Region have restricted the flow of money in and out of the country.

GEOGRAPHIC CONCENTRATION RISK
Because the Fund concentrates its investments in the Asian Pacific Region, the Fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the Asian Pacific Region. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund. If securities of companies in the Asian Pacific Region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

--------------------------------------------------------------------------------
30  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse

--------------------------------------------------------------------------------
32  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE ASIA PACIFIC FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle Asia Pacific Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the period from July 15, 2009 (when shares became publicly available) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
34  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Threadneedle Asia Pacific Fund of the RiverSource International Series, Inc. at October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the period from July 15, 2009 (when shares became publicly available) to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  35

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal period ended Oct. 31, 2009

INCOME DISTRIBUTIONS -- the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     53.84%
    Dividends Received Deduction for corporations................      0.00%
    U.S. Government Obligations..................................      0.00%
    Foreign Taxes Paid...........................................    $21,053
    Foreign Source Income........................................   $121,029


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
36  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  37

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
38  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  39

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
40  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between RiverSource Investments and the subadviser (the "Subadviser"), the Subadviser performs portfolio management and related services for the Fund. The Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), and its Contracts, Investment Review and Compliance Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement and the Subadvisory Agreement (together, the "Advisory Agreements"). The Board also accorded particular weight to its 2009 annual review of RiverSource Investments (which culminated in April 2009) and its deliberations and conclusions in connection therewith.

At the June 10, 2009 in-person Board meeting, the Board, including the Independent Directors, considered approval of the Advisory Agreements. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the Advisory Agreements.

Nature, Extent and Quality of Services Provided by RiverSource Investments and the Subadviser: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource Investments and the Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the investment in and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services proposed to be provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates, including the Subadviser), and each entity's ability to carry out its responsibilities under the Advisory Agreements. The Board also

--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  41

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by RiverSource Investments and the Subadviser). The Board concluded that the services to be performed under the Advisory Agreements for the Fund should be of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that RiverSource Investments, its affiliates, including the Subadviser, were in a position to provide a high quality and level of services to the Fund.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the Advisory Agreements. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the RiverSource Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). The Board also considered the Fund's performance incentive adjustment and noted its appropriateness. The Board was satisfied that the proposed fees to be charged to the Fund were consistent with the pricing philosophy.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. The Board considered the subadvisory fees to be paid under the Subadvisory Agreement and noted that the proposed subadvisory fees payable to the subadviser would be paid by the investment manager and not by the Fund. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in is business and

--------------------------------------------------------------------------------
42  THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


earn an appropriate profit. The Board concluded that the profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On June 10, 2009, the Board, including all of the Independent Directors, approved the Advisory Agreements.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                        THREADNEEDLE ASIA PACIFIC FUND -- 2009 ANNUAL REPORT  43

THREADNEEDLE ASIA PACIFIC FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. RiverSource Investments employs
                           Threadneedle as a subadviser. Threadneedle(R) mutual funds are distributed by RiverSource Fund Distributors, Inc.,
                           Member FINRA, and managed by RiverSource Investments, LLC.
                           RiverSource and Threadneedle are part of Ameriprise
                           Financial, Inc.
(THREADNEEDLE LOGO)        (C)2009 RiverSource Investments, LLC.                              S-6532 C (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
EUROPEAN EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE EUROPEAN EQUITY FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH CAPITAL APPRECIATION.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   20

Statement of Operations............   21

Statements of Changes in Net
  Assets...........................   22

Financial Highlights...............   23

Notes to Financial Statements......   28

Report of Independent Registered
  Public Accounting Firm...........   43

Federal Income Tax Information.....   45

Board Members and Officers.........   46

Proxy Voting.......................   50



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle European Equity Fund (the Fund) Class A shares advanced 27.11%
  (excluding sales charge) for the 12 months ended Oct. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) Europe Index (MSCI Europe Index), which advanced 28.41%.

> The Lipper European Funds Index, representing the Fund's peer group, advanced
  32.17% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   6/26/00
----------------------------------------------------------------------
Threadneedle European Equity
  Fund Class A (excluding sales
  charge)                         +27.11%   -2.25%   +6.81%    +0.72%
----------------------------------------------------------------------
MSCI Europe Index (unmanaged)     +28.41%   -4.78%   +5.94%    +2.48%
----------------------------------------------------------------------
Lipper European Funds Index       +32.17%   -3.65%   +7.30%    +2.64%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/26/00)        +27.11%   -2.25%   +6.81%    +0.72%
-----------------------------------------------------------------------
Class B (inception 6/26/00)        +26.44%   -2.97%   +6.01%    -0.04%
-----------------------------------------------------------------------
Class C (inception 6/26/00)        +26.39%   -2.92%   +6.03%    -0.03%
-----------------------------------------------------------------------
Class I (inception 7/15/04)        +27.78%   -1.76%   +7.35%    +8.22%
-----------------------------------------------------------------------
Class R4 (inception 6/26/00)       +27.57%   -1.92%   +7.19%    +0.96%
-----------------------------------------------------------------------

With sales charge
Class A (inception 6/26/00)        +19.79%   -4.16%   +5.55%    +0.08%
-----------------------------------------------------------------------
Class B (inception 6/26/00)        +21.44%   -3.95%   +5.69%    -0.04%
-----------------------------------------------------------------------
Class C (inception 6/26/00)        +25.39%   -2.92%   +6.03%    -0.03%
-----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.






International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



Threadneedle European Equity Fund's portfolio managers Rob Jones and Dan Ison of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadvisor to the Fund.

Dear Shareholders,

Threadneedle European Equity Fund (the Fund) Class A shares advanced 27.11% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (MSCI Europe Index), which advanced 28.41%. The Lipper European Funds Index, representing the Fund's peer group, advanced 32.17% for the same time frame.


COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Belgium                                     2.7%
------------------------------------------------
Bermuda                                     0.8%
------------------------------------------------
Finland                                     0.8%
------------------------------------------------
France                                     10.8%
------------------------------------------------
Germany                                    13.1%
------------------------------------------------
Greece                                      1.0%
------------------------------------------------
Ireland                                     0.8%
------------------------------------------------
Luxembourg                                  0.9%
------------------------------------------------
Netherlands                                 7.3%
------------------------------------------------
Norway                                      1.0%
------------------------------------------------
Spain                                       6.6%
------------------------------------------------
Sweden                                      2.3%
------------------------------------------------
Switzerland                                15.0%
------------------------------------------------
Turkey                                      0.6%
------------------------------------------------
United Kingdom                             34.0%
------------------------------------------------
Other(2)                                    2.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
The first part of the Fund's fiscal year played like a continuation of the nine months prior -- financial companies struggling, credit markets frozen, economies slowing and stock prices falling. Defensive sectors and companies performed best and companies that were dependent on the economy performed poorly.

Then, in March 2009, the market began to swing the other way. Investors began to focus on recovery and came to believe that many of the problems in the global economy were already reflected in stock prices. This coincided with signs that the economic situation, if not getting any better, was at least not getting worse. Cyclical stocks and sectors rebounded strongly, as did securities and sectors that were most beaten up in the down market. Non-cyclical companies and higher quality stocks that held up better in the bear market were left behind during the recovery.

The trend became more powerful and more dominant as the year progressed and continued through August of 2009. In September and October of 2009 we finally began to see the market take a more balanced

TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Nestle (Switzerland)                        3.1%
------------------------------------------------
Banco Santander (Spain)                     2.9%
------------------------------------------------
BG Group (United Kingdom)                   2.6%
------------------------------------------------
Credit Suisse Group (Switzerland)           2.5%
------------------------------------------------
Standard Chartered (United Kingdom)         2.3%
------------------------------------------------
BP (United Kingdom)                         2.3%
------------------------------------------------
Sanofi-Aventis (France)                     2.3%
------------------------------------------------
Reckitt Benckiser Group (United Kingdom)    2.3%
------------------------------------------------
British American Tobacco (United Kingdom)   2.2%
------------------------------------------------
Roche Holding (Switzerland)                 2.1%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


view in terms of the likely economic strength and the type of stocks and sectors with strong performance.

The Fund began the fiscal year positioned very defensively. In the first six months of the year, the Fund benefited from having less emphasis on financials compared to the MSCI Europe Index and more emphasis on defensive groups such as pharmaceuticals, consumer goods companies and some telecommunication companies.

In the first half, individual contributors included Swiss pharmaceutical firm ROCHE HOLDING and Dutch telecommunications company KONINKLIJKE (ROYAL) KPN. The Fund also benefited by limiting or avoiding exposure to U.K. financial firms HSBC and ROYAL BANK OF SCOTLAND, two poor performing financial stocks.

Though we began to move the Fund into more economically sensitive areas early in 2009, our shift toward the cyclical sectors was restrained because economic signs were still uncertain and we did not see substantial justification for an equity rally. We questioned whether there was genuine improvement in economic activity or merely a restocking of inventory to rectify companies' overreaction to the initial crisis. We also believed -- and still do -- that resolving the primary cause of the financial crisis, overleveraging, would take time and that there could be setbacks before a sustainable economic recovery is achieved.

By the time the equity rally began, we had moved to a more neutral financials weighting, which gave the Fund some exposure to the financial sector's recovery. However, the Fund's defensive holdings


  We continue to focus on individual companies that we think will emerge from this environment in a better condition, especially growth companies that have been undervalued by the market.






--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


began to underperform and underweights in the strong performing industrials, consumer cyclicals and technology sectors prevented the Fund from fully participating in the market's rebound.

In the second half, leading detractors from relative return included German renal care company FRESENIUS MEDICAL CARE & CO. and U.K. consumer products company RECKITT BENCKISER GROUP.

Having a more balanced mix between cyclical and non-cyclical sectors resulted in stronger relative performance in September and October 2009, but this did not fully compensate for the defensive positioning at the turn of the market, which caused the portfolio to lag the MSCI Europe Index for the fiscal year.

CHANGES TO THE FUND'S PORTFOLIO
In keeping with the portfolio's move toward more cyclical positioning, we increased the portfolio's industrials holdings across the sector. We sought companies that we believed would emerge from the downturn in a better competitive position than they entered it. We reduced the health care weighting quite substantially because we didn't think the companies' defensive merits would be highly valued by the market. In addition, there has been concern about the possible negative impact of U.S. health care reform.

We increased the financials position to a more neutral weighting based on our belief that valuations on selected financial companies fully reflected the problems the companies faced. We increased the technology weighting because we believe these companies can benefit from improving economic activity. We reduced the utilities position quite substantially because utility stocks appeared expensive to us.

A by-product of our sector changes was a reduction in the portfolio's allocation to the U.K., a market that includes many of the large-cap, very liquid defensive companies we were moving away from.

OUR FUTURE STRATEGY
European equity valuations still look attractive on a historical basis, in our view. We believe the world is past the worst in terms of economic disruption and we see signs that the investment and economic environments are improving.


--------------------------------------------------------------------------------
8  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

We are still concerned about leverage problems, which exist at every level of the European economy -- national, corporate and personal. We also recognize that Europe could face fairly substantial headwinds next year: higher taxes, a decline in government spending and continued high unemployment. Consequently, we would describe the picture as mixed, with a period of subdued economic growth likely.

As we said above, the portfolio is fairly balanced between defensive and cyclical opportunities. We continue to focus on individual companies that we think will emerge from this environment in a better condition, especially growth companies that have been undervalued by the market. In a low-growth environment, we believe investors will value their growth more highly. We also remain focused on European companies with exposure to growth markets, especially the emerging markets of Asia and Latin America.


Rob Jones                                         Dan Ison
Portfolio Manager                                 Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the funds in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any funds in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                      THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle European Equity Fund Class A shares (from 6/26/00 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/26/00
THREADNEEDLE EUROPEAN EQUITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,979    $8,803   $13,101    $10,080
-------------------------------------------------------------------------------------------
     Average annual total return                    +19.79%    -4.16%    +5.55%     +0.08%
-------------------------------------------------------------------------------------------
MSCI EUROPE INDEX(1)
     Cumulative value of $10,000                    $12,841    $8,633   $13,347    $12,578
-------------------------------------------------------------------------------------------
     Average annual total return                    +28.41%    -4.78%    +5.94%     +2.48%
-------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,217    $8,945   $14,225    $12,752
-------------------------------------------------------------------------------------------
     Average annual total return                    +32.17%    -3.65%    +7.30%     +2.64%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE EUROPEAN EQUITY FUND LINE GRAPH)

                     THREADNEEDLE EUROPEAN
                          EQUITY FUND
                            CLASS A
                        (INCLUDES SALES       MSCI EUROPE    LIPPER EUROPEAN
                            CHARGE)             INDEX(1)      FUNDS INDEX(2)
                     ---------------------    -----------    ---------------
6/26/00                    $ 9,425              $10,000          $10,000
7/00                         9,939                9,894           9,939
10/00                        9,329                9,241           9,175
1/01                         9,043                9,490           9,307
4/01                         8,046                8,592           8,288
7/01                         6,955                7,897           7,567
10/01                        6,322                7,146           6,775
1/02                         6,365                7,225           6,902
4/02                         6,710                7,566           7,233
7/02                         5,733                6,482           6,308
10/02                        5,426                6,175           5,910
1/03                         5,107                5,949           5,701
4/03                         5,475                6,446           6,097
7/03                         5,862                7,085           6,724
10/03                        6,307                7,700           7,365
1/04                         7,057                8,790           8,476
4/04                         6,783                8,707           8,323
7/04                         6,743                8,737           8,271
10/04                        7,252                9,423           8,964
1/05                         7,729               10,351           9,939
4/05                         7,709               10,348           9,936
7/05                         8,143               10,932          10,648
10/05                        8,261               11,010          10,755
1/06                         9,370               12,352          12,331
4/06                        10,331               13,519          13,725
7/06                        10,151               13,423          13,186
10/06                       10,792               14,569          14,255
1/07                        11,692               15,670          15,742
4/07                        12,684               17,253          17,283
7/07                        12,482               17,219          17,251
10/07                       13,840               18,731          18,940
1/08                        12,303               15,961          16,307
4/08                        12,610               17,061          17,077
7/08                        11,424               15,240          15,374
10/08                        7,930                9,795           9,648
1/09                         7,218                8,547           8,508
4/09                         7,778                9,385           9,655
7/09                         9,416               11,436          11,682
10/09                       10,080               12,578          12,752




(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,296.00        $ 8.98(c)      1.56%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.25        $ 7.89(c)      1.56%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,291.40        $13.44(c)      2.34%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.34        $11.81(c)      2.34%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,293.00        $13.34(c)      2.32%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.44        $11.71(c)      2.32%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,299.50        $ 6.40(c)      1.11%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.50        $ 5.62(c)      1.11%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,299.50        $ 8.07(c)      1.40%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.05        $ 7.08(c)      1.40%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +29.60% for Class A, +29.14% for Class B, +29.30% for Class C, +29.95% for Class I and +29.95% for Class R4.
(c) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.43% for Class A, 2.20% for Class B, 2.19% for Class C, 0.98% for Class I and 1.28% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change was effective Nov. 1, 2009. Had this change been in place for the entire six month period ended Oct. 31, 2009, the actual expenses paid would have been $8.81 for Class A, $13.27 for Class B, $13.16 for Class C, $6.23 for Class I and $7.90 for Class R4; the hypothetical expenses paid would have been $7.74 for Class A, $11.66 for Class B, $11.56 for Class C, $5.47 for Class I and $6.93 for Class R4.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
BELGIUM (2.7%)
Colruyt                                                   5,057(d)         $1,203,239
Fortis                                                  171,899(b)            743,134
                                                                      ---------------
Total                                                                       1,946,373
-------------------------------------------------------------------------------------

BERMUDA (0.7%)
SeaDrill                                                 25,900(b,d)          538,127
-------------------------------------------------------------------------------------

FINLAND (0.7%)
Outotec                                                  17,059               539,501
-------------------------------------------------------------------------------------

FRANCE (10.8%)
ALSTOM                                                   12,112               839,132
BNP Paribas                                              17,498             1,318,063
LVMH Moet Hennessy Louis Vuitton                          8,640(d)            894,592
Natixis                                                  84,769(b)            476,145
Publicis Groupe                                          15,971(d)            606,796
Sanofi-Aventis                                           25,380(d)          1,860,219
Schneider Electric                                        8,267(d)            859,588
Societe Generale                                         13,374               888,208
                                                                      ---------------
Total                                                                       7,742,743
-------------------------------------------------------------------------------------

GERMANY (13.1%)
Aixtron                                                  22,258(d)            665,106
BMW                                                      17,424(d)            850,603
Daimler                                                  31,468             1,520,254
Deutsche Bank                                            11,398               817,052
Fresenius Medical Care & Co                              30,474             1,473,858
Linde                                                     7,376               766,709
Rhon-Klinikum                                            21,382               516,584
SAP                                                      21,302(d)            964,309
Siemens                                                  15,279             1,375,634
ThyssenKrupp                                             14,134(d)            454,195
                                                                      ---------------
Total                                                                       9,404,304
-------------------------------------------------------------------------------------

GREECE (0.9%)
Natl Bank of Greece                                      18,522(b)            677,102
-------------------------------------------------------------------------------------

IRELAND (0.8%)
C&C Group                                               164,009               605,081
-------------------------------------------------------------------------------------

LUXEMBOURG (0.9%)
ArcelorMittal                                            18,998               642,875
-------------------------------------------------------------------------------------

NETHERLANDS (7.2%)
Aegon                                                   102,469(b)            728,218
Akzo Nobel                                               14,945(d)            882,328
ASML Holding                                             14,816               399,509
ING Groep                                                61,906(b)            805,540
Koninklijke (Royal) KPN                                  90,978             1,650,057
Koninklijke Vopak                                        11,176(b,d)          753,938
                                                                      ---------------
Total                                                                       5,219,590
-------------------------------------------------------------------------------------

NORWAY (1.0%)
DNB NOR                                                  63,400(b,d)          726,649
-------------------------------------------------------------------------------------

SPAIN (6.5%)
Banco Santander                                         144,689             2,328,136
Inditex                                                  12,109(d)            710,716
Telefonica                                               59,705             1,667,182
                                                                      ---------------
Total                                                                       4,706,034
-------------------------------------------------------------------------------------

SWEDEN (2.3%)
Atlas Copco Series A                                     39,622(d)            531,512
Swedish Match                                            28,010               575,104
Telefonaktiebolaget LM Ericsson Series B                 51,468               537,951
                                                                      ---------------
Total                                                                       1,644,567
-------------------------------------------------------------------------------------

SWITZERLAND (15.0%)
Credit Suisse Group                                      38,509             2,058,583
Nestle                                                   55,241             2,568,793
Novartis                                                 23,283             1,212,443
Roche Holding                                            10,643             1,704,613
Sika                                                        578(d)            783,600
Swatch Group                                             14,282               640,494
Syngenta                                                  4,001               947,361
Xstrata                                                  57,278(b)            824,924
                                                                      ---------------
Total                                                                      10,740,811
-------------------------------------------------------------------------------------

TURKEY (0.6%)
BIM Birlesik Magazalar                                   12,333               447,221
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (33.8%)
Admiral Group                                            54,488              $915,841
Aggreko                                                  44,922               558,293
AstraZeneca                                              23,554             1,057,271
Barclays                                                229,569(b)          1,203,070
BG Group                                                121,102             2,084,359
BP                                                      200,614             1,879,620
British American Tobacco                                 55,722             1,775,462
Burberry Group                                           93,759               826,744
Hammerson                                                99,814               661,999
Invensys                                                115,778               535,109
Kingfisher                                              148,222               541,715
Legal & General Group                                   475,176               609,658
Next                                                     16,837               493,903
Reckitt Benckiser Group                                  37,027             1,839,130
Regus                                                   247,549               413,437
Rio Tinto                                                37,783             1,670,217
RSA Insurance Group                                     273,721               542,359
Standard Chartered                                       77,030             1,889,514
Tesco                                                   199,550             1,330,408
Tullow Oil                                               86,989             1,684,981
Vodafone Group                                          333,885               735,753
Wellstream Holdings                                      53,398               447,216
Whitbread                                                28,234               587,294
                                                                      ---------------
Total                                                                      24,283,353
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $61,204,311)                                                       $69,864,331
-------------------------------------------------------------------------------------



OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
FRANCE (--%)
Societe Generale Rights                                       9(b)                $40
-------------------------------------------------------------------------------------

SPAIN (--%)
Banco Santander Rights                                       65(b)                 11
-------------------------------------------------------------------------------------
TOTAL RIGHTS
(Cost: $--)                                                                       $51
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%               1,652,737(e)         $1,652,737
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,652,737)                                                         $1,652,737
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     10,041,397           $10,041,397
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $10,041,397)                                                       $10,041,397
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $72,898,445)(f)                                                    $81,558,516
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:

                                           PERCENTAGE OF
INDUSTRY                                     NET ASSETS        VALUE
-----------------------------------------------------------------------
Automobiles                                      3.3%        $2,370,857
Beverages                                        0.8            605,081
Capital Markets                                  4.0          2,875,635
Chemicals                                        4.7          3,379,998
Commercial Banks                                13.2          9,506,938
Commercial Services & Supplies                   1.4            971,730
Communications Equipment                         0.7            537,951
Construction & Engineering                       0.8            539,501
Diversified Financial Services                   1.1            805,540
Diversified Telecommunication Services           4.6          3,317,239
Electrical Equipment                             2.4          1,698,720
Energy Equipment & Services                      1.4            985,343
Food & Staples Retailing                         4.1          2,980,868
Food Products                                    3.6          2,568,793
Health Care Providers & Services                 2.8          1,990,442
Hotels, Restaurants & Leisure                    0.8            587,294
Household Products                               2.6          1,839,130
Industrial Conglomerates                         1.9          1,375,634
Insurance                                        4.9          3,539,210
Machinery                                        1.5          1,066,621
Media                                            0.8            606,796
Metals & Mining                                  5.0          3,592,211
Multiline Retail                                 0.7            493,903
Oil, Gas & Consumable Fuels                      7.8          5,648,960
Pharmaceuticals                                  8.1          5,834,546
Real Estate Investment Trusts (REITs)            0.9            661,999
Semiconductors & Semiconductor Equipment         1.5          1,064,615
Software                                         1.3            964,309
Specialty Retail                                 1.7          1,252,431
Textiles, Apparel & Luxury Goods                 3.3          2,361,830
Tobacco                                          3.3          2,350,566
Transportation Infrastructure                    1.0            753,938
Wireless Telecommunication Services              1.0            735,753
Other(1)                                        16.2         11,694,134
-----------------------------------------------------------------------
Total                                                       $81,558,516
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $73,846,314 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $9,470,450
     Unrealized depreciation                         (1,758,248)
     ----------------------------------------------------------
     Net unrealized appreciation                     $7,712,202
     ----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
18  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                       $--      $69,864,331(b)      $--        $69,864,331
  Other(a)                                --               51(b)       --                 51
--------------------------------------------------------------------------------------------
Total Equity Securities                   --       69,864,382          --         69,864,382
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                        1,652,737               --          --          1,652,737
  Investments of Cash
    Collateral Received
    for Securities on Loan        10,041,397               --          --         10,041,397
--------------------------------------------------------------------------------------------
Total Other                       11,694,134               --          --         11,694,134
--------------------------------------------------------------------------------------------
Total                            $11,694,134      $69,864,382         $--        $81,558,516
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  19

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $61,204,311)              $ 69,864,382
  Affiliated money market fund (identified cost $1,652,737)           1,652,737
  Investments of cash collateral received for securities on loan
    (identified cost $10,041,397)                                    10,041,397
-------------------------------------------------------------------------------
Total investments in securities (identified cost $72,898,445)        81,558,516
Foreign currency holdings (identified cost $10,241)                      11,017
Capital shares receivable                                               208,575
Dividends and accrued interest receivable                                63,302
Receivable for investment securities sold                               541,536
Reclaims receivable                                                     122,881
-------------------------------------------------------------------------------
Total assets                                                         82,505,827
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  185,943
Payable for investment securities purchased                             180,109
Payable upon return of securities loaned                             10,041,397
Accrued investment management services fees                               1,631
Accrued distribution fees                                                   665
Accrued transfer agency fees                                                618
Accrued administrative services fees                                        163
Other accrued expenses                                                   73,369
-------------------------------------------------------------------------------
Total liabilities                                                    10,483,895
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 72,021,932
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    148,261
Additional paid-in capital                                          107,725,204
Undistributed net investment income                                     961,705
Accumulated net realized gain (loss)                                (45,481,038)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          8,667,800
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 72,021,932
-------------------------------------------------------------------------------
*Including securities on loan, at value                            $  9,351,527
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $64,717,075           13,311,370                       $4.86(1)
Class B                     $ 6,123,682            1,268,930                       $4.83
Class C                     $ 1,156,669              240,707                       $4.81
Class I                     $     6,487                1,336                       $4.86
Class R4                    $    18,019                3,711                       $4.86
----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.16. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $  2,369,379
Income distributions from affiliated money market fund                    2,458
Income from securities lending -- net                                    80,156
  Less foreign taxes withheld                                          (295,647)
-------------------------------------------------------------------------------
Total income                                                          2,156,346
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                     600,499
Distribution fees
  Class A                                                               134,391
  Class B                                                                81,471
  Class C                                                                 9,558
Transfer agency fees
  Class A                                                               204,162
  Class B                                                                33,657
  Class C                                                                 3,732
  Class R4                                                                    8
Administrative services fees                                             50,304
Plan administration services fees -- Class R4                                37
Compensation of board members                                             1,926
Custodian fees                                                           44,640
Printing and postage                                                     39,005
Registration fees                                                        36,380
Professional fees                                                        36,016
Other                                                                    11,956
-------------------------------------------------------------------------------
Total expenses                                                        1,287,742
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (201,659)
-------------------------------------------------------------------------------
Total net expenses                                                    1,086,083
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       1,070,263
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             (16,090,338)
  Foreign currency transactions                                         (77,188)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (16,167,526)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                         29,560,125
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                13,392,599
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 14,462,862
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  1,070,263  $    975,963
Net realized gain (loss) on investments                             (16,167,526)   (7,726,626)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 29,560,125   (50,756,976)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      14,462,862   (57,507,639)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                            (788,537)     (915,145)
    Class C                                                              (1,022)       (4,087)
    Class I                                                                (113)         (237)
    Class R4                                                               (297)         (509)
---------------------------------------------------------------------------------------------
Total distributions                                                    (789,969)     (919,978)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     10,027,749    12,945,991
  Class B shares                                                        928,606     2,409,729
  Class C shares                                                        214,721       362,379
  Class R4 shares                                                        13,524         5,001
Reinvestment of distributions at net asset value
  Class A shares                                                        771,028       898,593
  Class C shares                                                            954         4,000
  Class R4 shares                                                           244           463
Conversions from Class B to Class A
  Class A shares                                                      3,897,259     5,170,031
  Class B shares                                                     (3,897,259)   (5,170,031)
Payments for redemptions
  Class A shares                                                    (19,626,666)  (28,162,762)
  Class B shares                                                     (2,764,161)   (7,280,265)
  Class C shares                                                       (243,342)     (700,739)
  Class I shares                                                             --        (8,000)
  Class R4 shares                                                       (12,640)      (23,890)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (10,689,983)  (19,549,500)
---------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                            70,652            --
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               3,053,562   (77,977,117)
Net assets at beginning of year                                      68,968,370   146,945,487
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 72,021,932  $ 68,968,370
---------------------------------------------------------------------------------------------
Undistributed net investment income                                $    961,705  $    752,575
---------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.88        $6.83       $5.39       $4.19       $3.71
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .06         .04         .05         .05
Net gains (losses) (both realized and
 unrealized)                                          .96        (2.96)       1.47        1.22         .46
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.03        (2.90)       1.51        1.27         .51
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)        (.05)       (.07)       (.07)       (.03)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.86        $3.88       $6.83       $5.39       $4.19
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.11%(a)   (42.70%)     28.24%      30.63%      13.92%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.93%        1.58%       1.43%       1.52%       1.48%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.61%        1.58%       1.43%       1.52%       1.48%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%         .95%        .70%       1.00%       1.13%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $65          $58        $115         $85         $78
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              154%         180%        114%         64%         56%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.82        $6.73       $5.31       $4.12       $3.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .02         .00(d)      .02         .02
Net gains (losses) (both realized and
 unrealized)                                          .95        (2.93)       1.44        1.20         .45
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.00        (2.91)       1.44        1.22         .47
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.02)       (.03)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.83        $3.82       $6.73       $5.31       $4.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.44%(a)   (43.24%)     27.28%      29.74%      12.97%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.74%        2.32%       2.19%       2.29%       2.25%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.40%        2.32%       2.19%       2.29%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.22%         .28%       (.03%)       .28%        .39%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $6          $10         $30         $29         $31
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              154%         180%        114%         64%         56%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.81        $6.71       $5.30       $4.12       $3.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .01         .00(d)      .02         .02
Net gains (losses) (both realized and
 unrealized)                                          .95        (2.90)       1.44        1.19         .45
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .99        (2.89)       1.44        1.21         .47
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(d)     (.01)       (.03)       (.03)         --
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.81        $3.81       $6.71       $5.30       $4.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.39%(a)   (43.10%)     27.21%      29.65%      12.97%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.69%        2.33%       2.19%       2.29%       2.25%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.37%        2.33%       2.19%       2.29%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.07%         .25%       (.05%)       .24%        .36%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $1          $2          $1          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              154%         180%        114%         64%         56%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.89        $6.84       $5.40       $4.20       $3.72
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .09         .07         .06         .07
Net gains (losses) (both realized and
 unrealized)                                          .95        (2.96)       1.46        1.23         .46
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.04        (2.87)       1.53        1.29         .53
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)        (.08)       (.09)       (.09)       (.05)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.86        $3.89       $6.84       $5.40       $4.20
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.78%(a)   (42.38%)     28.78%      31.34%      14.46%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.31%        1.08%        .95%        .99%        .93%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.16%        1.08%        .95%        .99%        .93%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.27%        1.50%       1.17%       1.55%       1.67%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              154%         180%        114%         64%         56%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
26  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $3.90        $6.84       $5.41       $4.20       $3.71
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .08         .00(d)      .05         .06
Net gains (losses) (both realized and
 unrealized)                                          .97        (2.94)       1.51        1.24         .47
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.04        (2.86)       1.51        1.29         .53
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)        (.08)       (.08)       (.08)       (.04)
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.86        $3.90       $6.84       $5.41       $4.20
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.57%(a)   (42.29%)     28.16%      31.10%      14.37%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.58%        1.36%       1.26%       1.31%       1.29%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.39%        1.11%       1.26%       1.31%       1.29%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.79%        1.35%        .04%       1.05%       1.36%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              154%         180%        114%         64%         56%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlement (see Note 10 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 0.12%
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) Rounds to zero.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle European Equity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of European companies that are believed to offer growth potential.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting

--------------------------------------------------------------------------------
28  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally the tax authorities can examine all the tax returns filed for the last three years.


--------------------------------------------------------------------------------
30  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains of losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009
At Oct. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                          $(2,756)
------------------------------------------------------------------------------
Total                                               $(2,756)
------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                            $--
------------------------------------------------------------------------------
Total                                                 $--
------------------------------------------------------------------------------


VOLUME OF DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
At Oct. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $2,000 for the year ended Oct. 31, 2009.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper European Funds Index. In certain circumstances, the Board may approve a change in the index. The

--------------------------------------------------------------------------------
32  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $97,462 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 0.96% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $458.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A,

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $189,000 and $15,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $63,168 for Class A, $5,171 for Class B and $59 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A.............................................  1.61%
Class B.............................................  2.40
Class C.............................................  2.37
Class I.............................................  1.16
Class R4............................................  1.39




--------------------------------------------------------------------------------
34  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $96,540
Class B...........................................   15,681
Class C...........................................    1,720


The waived/reimbursed fees and expenses for plan administration services fees at the class level were as follows:

Class R4.............................................   $8


The management fees waived/reimbursed at the Fund level were $87,710.

Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.46%
Class B.............................................  2.23
Class C.............................................  2.22
Class I.............................................  1.01
Class R4............................................  1.31


Effective Nov. 1, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A.............................................  1.43%
Class B.............................................  2.20
Class C.............................................  2.19
Class I.............................................  0.98
Class R4............................................  1.28


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

fees amounting to $1,000 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $96,805,373 and $107,938,607, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
------------------------------------------------------------------
CLASS A
Sold                                         2,433,564   2,174,497
Converted from Class B shares**                858,356     940,006
Reinvested distributions                       206,157     141,958
Redeemed                                    (5,121,201) (5,105,782)
------------------------------------------------------------------
Net increase (decrease)                     (1,623,124) (1,849,321)
------------------------------------------------------------------

CLASS B
Sold                                           231,223     405,232
Converted to Class A shares**                 (862,157)   (950,373)
Redeemed                                      (736,777) (1,300,200)
------------------------------------------------------------------
Net increase (decrease)                     (1,367,711) (1,845,341)
------------------------------------------------------------------

CLASS C
Sold                                            52,773      60,882
Reinvested distributions                           256         639
Redeemed                                       (62,778)   (129,399)
------------------------------------------------------------------
Net increase (decrease)                         (9,749)    (67,878)
------------------------------------------------------------------

CLASS I
Redeemed                                            --      (1,529)
------------------------------------------------------------------
Net increase (decrease)                             --      (1,529)
------------------------------------------------------------------

CLASS R4
Sold                                             2,946         813
Reinvested distributions                            66          73
Redeemed                                        (2,661)     (4,137)
------------------------------------------------------------------
Net increase (decrease)                            351      (3,251)
------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.


--------------------------------------------------------------------------------
36  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $9,351,527 were on loan, secured by cash collateral of $10,041,397 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $80,156 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $31,367,758 and $30,703,915, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.


--------------------------------------------------------------------------------
38  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $70,652, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $71,164 and accumulated net realized loss has been decreased by $19,566,566 resulting in a net reclassification adjustment to decrease paid-in capital by $19,495,402.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                             2009      2008
----------------------------------------------------------------
Ordinary income.............................  $789,969  $919,978
Long-term capital gain......................        --        --


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $    963,084
Undistributed accumulated long-term gain.......  $         --
Accumulated realized loss......................  $(44,533,168)
Unrealized appreciation (depreciation).........  $  7,718,551


For federal income tax purposes, the Fund had a capital loss carry-over of $44,533,168 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2010          2011          2016           2017
$16,514,517    $5,021,215    $4,272,956    $18,724,480




--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

For the year ended Oct. 31, 2009, $19,489,378 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On

--------------------------------------------------------------------------------
40  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then

--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
42  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE EUROPEAN EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle European Equity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle European Equity Fund of the RiverSource International Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
44  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................           100%
    Dividends Received Deduction for corporations................          0.00%
    U.S. Government Obligations..................................          0.00%
    Foreign Taxes Paid...........................................       $194,927
    Foreign Source Income........................................     $1,144,007


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
46  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
48  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                     THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT  49

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
50  THREADNEEDLE EUROPEAN EQUITY FUND -- 2009 ANNUAL REPORT

THREADNEEDLE EUROPEAN EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. RiverSource Investments employs
                           Threadneedle as a subadviser. Threadneedle(R) mutual funds are distributed by RiverSource Fund Distributors, Inc.,
                           Member FINRA, and managed by RiverSource Investments, LLC.
                           RiverSource and Threadneedle are part of Ameriprise
                           Financial, Inc.
(THREADNEEDLE LOGO)        (C)2009 RiverSource Investments, LLC.                              S-6006 P (12/09)

Annual Report
and Prospectus                                               (THREADNEEDLE LOGO)

THREADNEEDLE
INTERNATIONAL OPPORTUNITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   10
Fund Expenses Example..............   12
Portfolio of Investments...........   15
Statement of Assets and
  Liabilities......................   24
Statement of Operations............   26
Statements of Changes in Net
  Assets...........................   28
Financial Highlights...............   30
Notes to Financial Statements......   38
Report of Independent Registered
  Public Accounting Firm...........   54
Federal Income Tax Information.....   56
Board Members and Officers.........   57
Proxy Voting.......................   61



RIVERSOURCE FAMILY OF FUNDS
Threadneedle Funds are a part of the RiverSource
Family of Funds that includes funds branded
"RiverSource," "RiverSource Partners," "Seligman" and
"Threadneedle." These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle International Opportunity Fund (the Fund) Class A shares advanced
  21.49% (excluding sales charge) for the fiscal year ended Oct. 31, 2009.

> The Fund underperformed its benchmark index, the Morgan Stanley Capital
  International (MSCI) EAFE Index (MSCI EAFE Index), which advanced 28.41% for the period.

> The Fund also underperformed the Lipper International Large-Cap Core Funds
  Index, representing the Fund's peer group, which advanced 23.21% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------



                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Threadneedle International
  Opportunity Fund Class A
  (excluding sales charge)        +21.49%   -5.39%   +4.52%   -1.27%
---------------------------------------------------------------------
MSCI EAFE Index (unmanaged)       +28.41%   -4.74%   +5.59%   +2.46%
---------------------------------------------------------------------
Lipper International Large-Cap
  Core Funds Index                +23.21%   -5.88%   +4.40%   +2.40%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
2  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  11/15/84)                 +21.49%   -5.39%   +4.52%   -1.27%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +20.53%   -6.11%   +3.71%   -2.03%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +20.49%   -6.12%   +3.70%     N/A      -3.03%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   +22.06%   -4.93%   +5.05%     N/A      +4.59%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 +21.42%     N/A      N/A      N/A      -6.82%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 +21.49%     N/A      N/A      N/A      -6.62%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  +21.71%   -5.03%   +4.80%   -1.02%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 +22.09%     N/A      N/A      N/A      -6.31%
---------------------------------------------------------------------------
With sales charge
Class A (inception
  11/15/84)                 +14.50%   -7.24%   +3.29%   -1.85%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +15.53%   -7.04%   +3.36%   -2.03%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +19.49%   -6.12%   +3.70%     N/A      -3.03%
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle International Opportunity Fund portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Oct. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., is the subadviser to the Fund.

Dear Shareholders,

Threadneedle International Opportunity Fund (the Fund) Class A shares advanced 21.49% (excluding sales charge) for the fiscal year ended Oct. 31, 2009. The Fund underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE Index (MSCI Index), which advanced 28.41% for the period. The Fund also underperformed the Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, which advanced 23.21% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
In a fiscal year that included both a devastating bear market and a robust recovery, the Fund delivered strong absolute results, but disappointing relative performance. During the first part of the year, from November 2008 to March 2009, the Fund had very strong performance, relative to the MSCI Index. The portfolio was well positioned for this period when most economies were in recession and equities battled extreme negative sentiment. Emphasis on defensive, non-cyclical sectors such as consumer staples, telecommunications and health care proved advantageous. Within these sectors, the Fund's leading performers included Swiss food company NESTLE, U.K. food retailer TESCO, U.K.- based BRITISH AMERICAN TOBACCO, Swiss pharmaceutical firm ROCHE HOLDING, French eyeglass lens manufacturer ESSILOR INTERNATIONAL and Dutch telecommunications operator KONINKLIJKE (ROYAL) KPN. In the very weak financial sector, the Fund benefited from holding stronger companies such as HSBC and by avoiding poor performers such as BARCLAYS and ROYAL BANK OF SCOTLAND.

The market environment changed drastically in March when a huge equity rally got underway. As people became more optimistic about an economic recovery, they focused on companies that they believed would benefit most from increased economic activity and on those that were most beaten down during the market downturn. The Fund had little exposure to either group. Portfolio holdings in more defensive sectors




--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

 COUNTRY DIVERSIFICATION(1) (at Oct. 31, 2009; %
              of portfolio assets)
------------------------------------------------
Australia                                   4.6%
------------------------------------------------
Belgium                                     1.8%
------------------------------------------------
Brazil                                      1.5%
------------------------------------------------
Canada                                      1.4%
------------------------------------------------
China                                       2.5%
------------------------------------------------
France                                      8.2%
------------------------------------------------
Germany                                     8.4%
------------------------------------------------
Greece                                      0.8%
------------------------------------------------
Hong Kong                                   3.7%
------------------------------------------------
Indonesia                                   0.5%
------------------------------------------------
Ireland                                     0.6%
------------------------------------------------
Israel                                      0.7%
------------------------------------------------
Japan                                      14.6%
------------------------------------------------
Luxembourg                                  0.6%
------------------------------------------------
Mexico                                      0.2%
------------------------------------------------
Netherlands                                 4.3%
------------------------------------------------
Norway                                      0.7%
------------------------------------------------
Portugal                                    0.5%
------------------------------------------------
Singapore                                   0.7%
------------------------------------------------
South Korea                                 1.3%
------------------------------------------------
Spain                                       4.6%
------------------------------------------------

Sweden                                      0.7%
------------------------------------------------
Switzerland                                 9.6%
------------------------------------------------
Taiwan                                      1.8%
------------------------------------------------
United Kingdom                             23.2%
------------------------------------------------
Other(2)                                    2.5%
------------------------------------------------



(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

underperformed, including German renal health company FRESENIUS MEDICAL CARE & CO. and Japanese food retailer FAMILYMART. Nestle, which added value in the first part of the period, detracted in the second. In the financials sector, the most depressed stocks bounced furthest, including firms like Switzerland's UBS and Italy's UNICREDITO. The Fund had little exposure to such companies, which weighed negatively on performance, relative to the MSCI Index.

There were some positives in the latter part of the year, particularly the Fund's emphasis on Asian and emerging market stocks, which recovered faster than expected and were key beneficiaries of the improved market sentiment.

Overall, the defensive positioning that served the Fund so well in the first half of the year prevented it from keeping pace with the rapid recovery in the second half, resulting in the Fund's fiscal year underperformance of the MSCI Index.



  We see further upside potential in equities, given an improved economic outlook, better-than-expected corporate results and equity valuations that still appear reasonable to us.






TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

BG Group (United Kingdom)                   2.4%
------------------------------------------------
Nestle (Switzerland)                        2.1%
------------------------------------------------
Banco Santander (Spain)                     2.0%
------------------------------------------------
Koninklijke (Royal) KPN (Netherlands)       1.8%
------------------------------------------------
Roche Holding (Switzerland)                 1.7%
------------------------------------------------
Credit Suisse Group (Switzerland)           1.7%
------------------------------------------------
Standard Chartered (United Kingdom)         1.6%
------------------------------------------------
Telefonica (Spain)                          1.6%
------------------------------------------------
British American Tobacco (United Kingdom)   1.6%
------------------------------------------------
BP (United Kingdom)                         1.5%
------------------------------------------------


Excludes cash & cash equivalents.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
We have seen global economies begin to pick up and we believe the worst of this economic cycle is past. More stability in the global financial system means companies have greater ability to get funding from the corporate bond market, from equity rights issues and, in some cases, from banks. Consequently, weaker balance sheets are not as much of an obstacle as they had been early in the fiscal year. Still, we don't anticipate a very strong recovery, so we have cautiously repositioned the portfolio, balancing it currently between cyclical and non-cyclical sectors.

We sold some very defensive stocks, including holdings in the food, beverage and tobacco industries and in the health care sector. We also reduced the portfolio's energy allocation on the prospect of lower oil prices. We used the proceeds from these sales to increase allocations to sectors that we believe will benefit more from economic recovery. We increased exposure to industrials, but kept the portfolio's allocation smaller than that of the MSCI Index. In the consumer discretionary sector, we added to autos, with a focus on those that have strong balance sheets. We also added select holdings in the media, leisure and retail groups.

We increased the Fund's financials exposure, particularly in the real estate segment and among banks that are benefiting from significantly improved balance sheets and better profit margins. We added to information technology, which we believe will benefit from the pick up in the economic environment. We increased holdings of HON HAI PRECISION INDUSTRY in Taiwan and TOKYO ELECTRON in Japan and added a position in SAMSUNG ELECTRONICS in South Korea.

We increased emerging market exposure because we think economic prospects in Asia and the emerging markets are superior to those in developed countries. Examples of new emerging market positions include a bank, a retailer, an oil company and a mining company in Brazil as well as a coal company and a builder in China.

As of fiscal year end, the portfolio was overweight in the Far East, which has come through the global recession well, with stronger banks and consumers who are less encumbered by debt than in developed regions. The portfolio was underweight in Japan which was the hardest hit of the major world economies in terms of the recession and corporate profits.


--------------------------------------------------------------------------------
8  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The portfolio's weightings in the materials, consumer discretionary and financial sectors were larger than those of the MSCI Index. Within materials, emphasis was on steel, mining and chemicals. In the consumer discretionary sector, retailing and autos were key areas of emphasis and in financials, the portfolio focused on banks and real estate. The portfolio was underweight in several non-cyclical areas where we see limited growth potential, including telecommunications and utilities.

OUR FUTURE STRATEGY
We see further upside potential in equities, given an improved economic outlook, better-than-expected corporate results and equity valuations that still appear reasonable to us. However, we think any further advances will come at a slower pace than we've seen so far this year. From an economic perspective, we think the recovery could be difficult, with setbacks along the way. In this environment, we are positioning the portfolio selectively, with a balance of cyclical and non-cyclical companies. We believe the market will favor companies that can show reasonable growth in the difficult environment.



(PHOTO - ALEX LYLE)                    (PHOTO - ESTHER PERKINS)

Alex Lyle                              Esther Perkins, CFA(R)
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
            THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Threadneedle International Opportunity Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE Index and the Lipper International Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,450    $7,983   $11,757     $8,293
------------------------------------------------------------------------------------------
     Average annual total return                    +14.50%    -7.24%    +3.29%     -1.85%
------------------------------------------------------------------------------------------
MSCI EAFE INDEX(1)
     Cumulative value of $10,000                    $12,841    $8,643   $13,124    $12,747
------------------------------------------------------------------------------------------
     Average annual total return                    +28.41%    -4.74%    +5.59%     +2.46%
------------------------------------------------------------------------------------------
LIPPER INTERNATIONAL LARGE-CAP CORE FUNDS
INDEX(2)
     Cumulative value of $10,000                    $12,321    $8,337   $12,401    $12,674
------------------------------------------------------------------------------------------
     Average annual total return                    +23.21%    -5.88%    +4.40%     +2.40%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
10  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND LINE GRAPH)

                     THREADNEEDLE INTERNATIONAL
                          OPPORTUNITY FUND
                               CLASS A                                   LIPPER INTERNATIONAL
                           (INCLUDES SALES              MSCI EAFE           LARGE-CAP CORE
                               CHARGE)                   INDEX(1)           FUNDS INDEX(2)
                     --------------------------    ------------------    --------------------
10/99                       $   9,425                $   10,000             $   10,000
1/00                           10,786                    10,566                 11,366
4/00                           10,524                    10,684                 11,505
7/00                           10,139                    10,383                 11,468
10/00                           9,162                     9,734                 10,632
1/01                            8,619                     9,701                 10,692
4/01                            7,561                     8,968                  9,874
7/01                            6,573                     8,158                  9,020
10/01                           5,891                     7,332                  8,105
1/02                            5,836                     7,242                  8,131
4/02                            6,206                     7,747                  8,719
7/02                            5,375                     6,798                  7,626
10/02                           4,975                     6,384                  7,235
1/03                            4,713                     6,182                  6,962
4/03                            4,874                     6,514                  7,261
7/03                            5,346                     7,258                  8,044
10/03                           5,918                     8,144                  8,883
1/04                            6,488                     9,104                  9,879
4/04                            6,357                     9,168                  9,803
7/04                            6,266                     9,109                  9,553
10/04                           6,650                     9,713                 10,221
1/05                            7,195                    10,637                 11,102
4/05                            7,053                    10,582                 11,034
7/05                            7,409                    11,073                 11,585
10/05                           7,774                    11,518                 12,024
1/06                            8,993                    13,112                 13,774
4/06                            9,651                    14,179                 14,866
7/06                            9,270                    13,787                 14,243
10/06                           9,794                    14,748                 15,204
1/07                           10,444                    15,778                 16,341
4/07                           10,983                    17,060                 17,357
7/07                           11,108                    17,155                 17,555
10/07                          12,292                    18,499                 19,292
1/08                           10,753                    15,879                 16,659
4/08                           11,224                    16,836                 17,496
7/08                           10,104                    15,142                 15,707
10/08                           6,826                     9,927                 10,287
1/09                            6,193                     8,985                  9,180
4/09                            6,581                     9,694                  9,820
7/09                            7,906                    11,787                 11,983
10/09                           8,293                    12,747                 12,674




(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,260.20        $ 8.78         1.55%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.30        $ 7.84         1.55%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,256.70        $13.18         2.33%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.39        $11.76         2.33%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,255.90        $12.78         2.26%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.74        $11.41         2.26%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,263.40        $ 5.50          .97%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.21        $ 4.91          .97%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,259.70        $ 9.69         1.71%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.50        $ 8.64         1.71%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,259.70        $ 8.78         1.55%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.30        $ 7.84         1.55%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,262.10        $ 7.20         1.27%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.70        $ 6.43         1.27%

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 MAY 1, 2009   OCT. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,264.50        $ 5.96         1.05%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.80        $ 5.32         1.05%
------------------------------------------------------------------------------------------



(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Oct. 31, 2009: +26.02% for Class A, +25.67% for Class B, +25.59% for Class C, +26.34% for Class I, +25.97% for Class R2, +25.97% for Class R3, +26.21% for Class R4 and +26.45%
    for Class R5.


--------------------------------------------------------------------------------
14  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.6%)
Australia & New Zealand Banking Group                   167,834            $3,421,462
BHP Billiton                                             98,051             3,214,146
CSL                                                     103,192             2,895,948
Macquarie Group                                          53,304             2,333,328
Newcrest Mining                                          85,515             2,456,881
QBE Insurance Group                                     115,812             2,331,155
Rio Tinto                                                35,821             1,984,599
                                                                      ---------------
Total                                                                      18,637,519
-------------------------------------------------------------------------------------

BELGIUM (1.8%)
Colruyt                                                  18,081(d)          4,302,109
Fortis                                                  648,226(b)          2,802,336
                                                                      ---------------
Total                                                                       7,104,445
-------------------------------------------------------------------------------------

BRAZIL (1.5%)
Itau Unibanco Holding                                    61,100             1,163,000
Lojas Renner                                             32,000               567,112
OGX Petroleo e Gas Participacoes                          1,900             1,532,519
Vale ADR                                                111,499             2,575,627
                                                                      ---------------
Total                                                                       5,838,258
-------------------------------------------------------------------------------------

CANADA (1.4%)
Canadian Pacific Railway                                 52,000             2,252,100
Suncor Energy                                           100,000             3,317,019
                                                                      ---------------
Total                                                                       5,569,119
-------------------------------------------------------------------------------------

CHINA (2.4%)
China Life Insurance Series H                           463,000             2,128,826
China Natl Building Material Series H                   880,000(d)          1,889,426
China Shenhua Energy Series H                           417,000             1,870,729
Industrial & Commercial Bank of China Series
 H                                                    5,011,000             3,986,878
                                                                      ---------------
Total                                                                       9,875,859
-------------------------------------------------------------------------------------

FRANCE (8.2%)
Air Liquide                                              36,147(d)          3,892,662
ALSTOM                                                   50,632             3,507,837
BNP Paribas                                              61,590             4,639,358
LVMH Moet Hennessy Louis Vuitton                         44,354(d)          4,592,442
Publicis Groupe                                          65,603(d)          2,492,496
Sanofi-Aventis                                           83,827(d)          6,144,072
Schneider Electric                                       30,362(d)          3,156,987
Societe Generale                                         70,671             4,693,477
                                                                      ---------------
Total                                                                      33,119,331
-------------------------------------------------------------------------------------

GERMANY (8.4%)
BMW                                                      53,450(d)          2,609,316
Daimler                                                 115,958             5,602,060
Deutsche Bank                                            42,282             3,030,935
Fresenius Medical Care & Co                             129,537(d)          6,264,986
Linde                                                    32,985             3,428,672
SAP                                                      77,829(d)          3,523,199
Siemens                                                  55,699(d)          5,014,821
ThyssenKrupp                                             74,694(d)          2,400,288
Wincor Nixdorf                                           31,848             1,862,397
                                                                      ---------------
Total                                                                      33,736,674
-------------------------------------------------------------------------------------

GREECE (0.8%)
Natl Bank of Greece                                      83,543(b)          3,054,050
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HONG KONG (3.7%)
China Overseas Land & Investment                      2,239,120(d)         $4,827,401
Hong Kong Exchanges and Clearing                        190,700             3,356,860
Li & Fung                                             1,093,600(d)          4,548,295
Sun Hung Kai Properties                                 143,000             2,166,550
                                                                      ---------------
Total                                                                      14,899,106
-------------------------------------------------------------------------------------

INDONESIA (0.5%)
Bank Mandiri                                          4,176,500             1,999,925
-------------------------------------------------------------------------------------

IRELAND (0.5%)
C&C Group                                               608,135             2,243,603
-------------------------------------------------------------------------------------

ISRAEL (0.7%)
Teva Pharmaceutical Inds ADR                             57,601             2,907,698
-------------------------------------------------------------------------------------

JAPAN (14.6%)
AIR WATER                                                64,000               754,397
Asahi Breweries                                          45,000(d)            795,584
Asahi Kasei                                              50,000               247,769
Asatsu-DK                                                 7,500(d)            147,915
Bank of Kyoto                                            68,000               617,088
Bridgestone                                              26,400               435,379
Canon                                                    47,700             1,798,526
Central Japan Railway                                        68               453,060
Chubu Electric Power                                     13,300(d)            296,954
Daiichi Sankyo                                           46,000               898,695
Daikin Inds                                               3,500               118,642
Dainippon Screen Mfg                                     65,000(b,d)          276,285
DENSO                                                    21,100               576,553
East Japan Railway                                       15,600               999,061
FamilyMart                                               10,700(d)            318,730
FANUC                                                     4,700               390,409
Fast Retailing                                            2,400               395,046
Fuji Oil                                                 13,500               203,809
Fujitsu                                                 118,000(d)            694,917
GOLDCREST                                                10,550               320,262
Gunma Bank                                              105,000               547,060
Hitachi Construction Machinery                           20,500               477,803
Honda Motor                                              51,000             1,575,308
Hoya                                                     26,900               592,029
INPEX                                                        46               375,672
Isuzu Motors                                            145,000(d)            306,598
JFE Holdings                                             22,400               729,716
JSR                                                      31,400(d)            612,441
Kansai Electric Power                                    30,500               659,040
Kao                                                      16,500               367,539
KDDI                                                        144               764,320
Kirin Holdings                                           25,000               408,100
Komatsu                                                  42,100               820,783
Kubota                                                   59,000(d)            458,501
Kurita Water Inds                                        19,800(d)            605,594
Kyocera                                                   5,500               461,389
Lawson                                                   13,600               608,052
Makita                                                   27,800               921,344
Mazda Motor                                              79,000               178,302
Mitsubishi                                               48,300             1,024,034
Mitsubishi Electric                                     105,000               798,768
Mitsubishi Estate                                        82,000             1,238,672
Mitsubishi UFJ Financial Group                          268,700(d)          1,431,284
Mitsui & Co                                              92,100             1,209,612
Mitsui Fudosan                                           33,000(d)            533,970
Mizuho Financial Group                                  379,100               747,791
Mizuno                                                   34,000(d)            156,743
Murata Mfg                                                8,300               404,993
NHK Spring                                               43,000(d)            335,762
Nidec                                                    15,800             1,334,112
Nidec Sankyo                                             45,000(d)            341,952
Nikon                                                    28,700(d)            534,930
Nintendo                                                  3,500               877,935
Nippon Sheet Glass                                      184,000               542,209
Nippon Telegraph & Telephone                             24,000               990,352
Nippon Yusen Kabushiki Kaisha                           115,000               424,526
Nissan Motor                                             89,600(d)            648,395
Nissha Printing                                           6,800               329,392
Nissin Food Products                                      7,900               278,790
Nomura Holdings                                         191,000             1,346,286
NTT DoCoMo                                                  558               809,293
Osaka Gas                                               320,000             1,071,110
Pacific Golf Group Intl Holdings                            668               458,230
Panasonic                                                56,900(d)            803,190


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Rohm                                                      6,000              $397,924
Seven & I Holdings                                       18,300(d)            400,651
Sharp                                                    30,000(d)            320,100
Shin-Etsu Chemical                                       19,800             1,050,078
Shinko Plantech                                          40,700               415,906
Shionogi & Co                                            43,000               927,628
Shizuoka Bank                                            75,000(d)            745,239
Showa Denko                                             111,000               213,665
Showa Shell Sekiyu                                       30,500               300,409
SMC                                                       4,200(d)            479,686
SoftBank                                                 12,800               301,634
Sony                                                     30,400(d)            897,726
Stanley Electric                                         37,800(d)            740,184
Sumitomo                                                 75,000               728,119
Sumitomo Electric Inds                                   23,500               285,183
Sumitomo Metal Inds                                     236,000               602,964
Sumitomo Metal Mining                                    18,000               284,679
Sumitomo Mitsui Financial Group                          27,500(d)            934,780
T&D Holdings                                             13,050               337,161
Taisho Pharmaceutical                                    43,000(d)            783,797
TOC                                                      62,200               291,736
Tokio Marine Holdings                                    32,000               818,298
Tokyo Electron                                            4,900               275,672
Tokyo Gas                                               175,000               693,290
Tokyo Tatemono                                           65,000(d)            309,953
Toshiba                                                  51,000               291,499
Toyota Motor                                             97,700             3,857,113
Yamada Denki                                              3,700               225,478
                                                                      ---------------
Total                                                                      58,791,555
-------------------------------------------------------------------------------------

LUXEMBOURG (0.6%)
ArcelorMittal                                            70,611             2,389,413
-------------------------------------------------------------------------------------

MEXICO (0.2%)
Wal-Mart de Mexico Series V                             294,200(d)          1,026,724
-------------------------------------------------------------------------------------

NETHERLANDS (4.3%)
Aegon                                                   383,991(b)          2,728,914
Akzo Nobel                                               44,100(d)          2,603,591
ING Groep                                               293,859(b)          3,823,784
Koninklijke (Royal) KPN                                 453,416             8,223,553
                                                                      ---------------
Total                                                                      17,379,842
-------------------------------------------------------------------------------------

NORWAY (0.7%)
DNB NOR                                                 231,600(b,d)        2,654,447
-------------------------------------------------------------------------------------

PORTUGAL (0.5%)
Jeronimo Martins                                        213,564(d)          1,902,304
-------------------------------------------------------------------------------------

SINGAPORE (0.7%)
DBS Group Holdings                                      292,500             2,679,165
-------------------------------------------------------------------------------------

SOUTH KOREA (1.3%)
Samsung Electronics                                       4,434             2,669,325
Shinhan Financial Group                                  64,591(b)          2,451,785
                                                                      ---------------
Total                                                                       5,121,110
-------------------------------------------------------------------------------------

SPAIN (4.6%)
Banco Santander                                         553,241             8,901,991
Inditex                                                  44,881(d)          2,634,211
Telefonica                                              255,011             7,120,839
                                                                      ---------------
Total                                                                      18,657,041
-------------------------------------------------------------------------------------

SWEDEN (0.7%)
Atlas Copco Series A                                    210,324(d)          2,821,406
-------------------------------------------------------------------------------------

SWITZERLAND (9.5%)
Credit Suisse Group                                     145,000             7,751,291
Nestle                                                  208,675             9,703,716
Novartis                                                 86,657             4,512,590
Roche Holding                                            49,280             7,892,831
Swatch Group                                             52,906             2,372,636
Syngenta                                                 15,091             3,573,265
Xstrata                                                 191,618(b)          2,759,705
                                                                      ---------------
Total                                                                      38,566,034
-------------------------------------------------------------------------------------

TAIWAN (1.7%)
Hon Hai Precision Industry                              896,310             3,510,800
MediaTek                                                123,000             1,721,560
Taiwan Semiconductor Mfg                              1,015,049             1,841,355
                                                                      ---------------
Total                                                                       7,073,715
-------------------------------------------------------------------------------------

UNITED KINGDOM (23.1%)
Admiral Group                                           164,345             2,762,331
Aggreko                                                 242,060             3,008,334
AstraZeneca                                              73,302             3,290,314
Barclays                                                733,468(b)          3,843,781


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED KINGDOM (CONT.)
BG Group                                                629,761           $10,839,192
BP                                                      742,620             6,957,856
British American Tobacco                                221,044             7,043,092
Burberry Group                                          383,789             3,384,159
Hammerson                                               441,187             2,926,096
Invensys                                                571,164             2,639,838
Kingfisher                                              681,007             2,488,913
Legal & General Group                                 1,891,306             2,426,573
Next                                                     72,973             2,140,618
Reckitt Benckiser Group                                 137,227             6,816,059
Rio Tinto                                               148,144             6,548,776
RSA Insurance Group                                   1,118,768             2,216,762
Standard Chartered                                      296,552             7,274,302
Tesco                                                   748,527             4,990,459
Tullow Oil                                              345,638             6,695,025
Whitbread                                               129,379             2,691,205
Wm Morrison Supermarkets                                460,868             2,112,040
                                                                      ---------------
Total                                                                      93,095,725
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $352,537,985)                                                     $391,144,068
-------------------------------------------------------------------------------------



OTHER (--%)(c)
ISSUER                                                 SHARES                VALUE(a)
SPAIN
Banco Santander Rights                                       45(b)                 $8
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                        $8
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              10,216,788(e)        $10,216,788
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $10,216,788)                                                       $10,216,788
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (12.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     50,514,223           $50,514,223
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $50,514,223)                                                       $50,514,223
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $413,268,996)(f)                                                  $451,875,087
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Oct. 31, 2009:

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Auto Components                                 0.5%         $2,087,878
Automobiles                                     3.7          14,777,092
Beverages                                       0.9           3,447,287
Biotechnology                                   0.7           2,895,948
Building Products                               0.2             660,851
Capital Markets                                 3.6          14,461,840
Chemicals                                       4.1          16,376,540
Commercial Banks                               13.8          55,786,871
Commercial Services & Supplies                  0.8           3,337,726


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                          PERCENTAGE OF
INDUSTRY                                    NET ASSETS        VALUE
-----------------------------------------------------------------------
Computers & Peripherals                         0.7%         $2,848,813
Construction Materials                          0.5           1,889,426
Distributors                                    1.1           4,548,295
Diversified Financial Services                  1.8           7,180,644
Diversified Telecommunication Services          4.0          16,334,744
Electric Utilities                              0.2             955,994
Electrical Equipment                            1.9           7,748,775
Electronic Equipment, Instruments &
  Components                                    1.6           6,645,275
Energy Equipment & Services                     0.1             415,906
Food & Staples Retailing                        3.9          15,661,069
Food Products                                   2.5          10,186,315
Gas Utilities                                   0.4           1,764,400
Health Care Providers & Services                1.6           6,264,986
Hotels, Restaurants & Leisure                   0.8           3,149,435
Household Durables                              0.8           3,262,622
Household Products                              1.8           7,183,598
Industrial Conglomerates                        1.2           5,014,821
Insurance                                       4.6          18,552,356
Leisure Equipment & Products                    0.2             691,673
Machinery                                       2.2           8,694,020
Marine                                          0.1             424,526
Media                                           0.7           2,640,411
Metals & Mining                                 6.4          25,946,794
Multiline Retail                                0.7           2,707,730
Office Electronics                              0.4           1,798,526
Oil, Gas & Consumable Fuels                     7.9          31,888,421
Pharmaceuticals                                 6.8          27,357,625
Real Estate Investment Trusts (REITs)           0.7           2,926,096
Real Estate Management & Development            2.3           9,368,282
Road & Rail                                     0.9           3,704,221
Semiconductors & Semiconductor
  Equipment                                     1.8           7,182,121
Software                                        1.1           4,401,134
Specialty Retail                                1.4           5,743,648
Textiles, Apparel & Luxury Goods                2.6          10,349,237
Tobacco                                         1.7           7,043,092
Trading Companies & Distributors                0.7           2,961,765
Wireless Telecommunication Services             0.5           1,875,247
Other(1)                                       15.1          60,731,011
-----------------------------------------------------------------------
Total                                                      $451,875,087
-----------------------------------------------------------------------


(1) Cash & Cash Equivalents.



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS IN DERIVATIVES

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCT. 31, 2009



                             CURRENCY TO   CURRENCY TO    UNREALIZED     UNREALIZED
EXCHANGE DATE               BE DELIVERED   BE RECEIVED   APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------
Nov. 4, 2009                   4,000,000        43,840        $--              $(599)
                            Japanese Yen   U.S. Dollar



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $420,254,856 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $49,956,268
     Unrealized depreciation                         (18,336,037)
     -----------------------------------------------------------
     Net unrealized appreciation                     $31,620,231
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
20  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                  IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $11,974,971      $379,169,097(b)      $--        $391,144,068
  Other                                  --                 8(b)       --                   8
---------------------------------------------------------------------------------------------
Total Equity Securities          11,974,971       379,169,105          --         391,144,076
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(c)                      10,216,788                --          --          10,216,788
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                         50,514,223                --          --          50,514,223
---------------------------------------------------------------------------------------------
Total Other                      60,731,011                --          --          60,731,011
---------------------------------------------------------------------------------------------
Investments in Securities        72,705,982       379,169,105          --         451,875,087
Other Financial
  Instruments(d)                         --              (599)         --                (599)
---------------------------------------------------------------------------------------------
Total                           $72,705,982      $379,168,506         $--        $451,874,488
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
22  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-(800)-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $352,537,985)             $ 391,144,076
  Affiliated money market fund (identified cost $10,216,788)          10,216,788
  Investments of cash collateral received for securities on loan
    (identified cost $50,514,223)                                     50,514,223
--------------------------------------------------------------------------------
Total investments in securities (identified cost $413,268,996)       451,875,087
Foreign currency holdings (identified cost $1,108,016)                 1,117,127
Capital shares receivable                                                623,651
Dividends receivable                                                     682,558
Receivable for investment securities sold                              2,716,328
Reclaims receivable                                                      723,552
--------------------------------------------------------------------------------
Total assets                                                         457,738,303
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   342,232
Payable for investment securities purchased                            3,261,418
Payable upon return of securities loaned                              50,514,223
Unrealized depreciation on forward foreign currency contracts                599
Accrued investment management services fees                                8,975
Accrued distribution fees                                                  2,601
Accrued transfer agency fees                                               2,412
Accrued administrative services fees                                         909
Accrued plan administration services fees                                      9
Other accrued expenses                                                   149,466
--------------------------------------------------------------------------------
Total liabilities                                                     54,282,844
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 403,455,459
--------------------------------------------------------------------------------
REPRESENTED BY
Capital stock -- $.01 par value                                    $     523,485
Additional paid-in capital                                           569,340,443
Undistributed net investment income                                    5,851,439
Accumulated net realized gain (loss)                                (211,006,755)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          38,746,847
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 403,455,459
--------------------------------------------------------------------------------
*Including securities on loan, at value                            $  46,943,116
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
24  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $257,909,909           33,503,026                       $7.70(1)
Class B                     $ 20,431,810            2,710,581                       $7.54
Class C                     $  6,942,369              936,735                       $7.41
Class I                     $116,826,749           15,026,177                       $7.77
Class R2                    $  1,110,150              142,157                       $7.81
Class R3                    $      3,876                  496                       $7.81
Class R4                    $    226,706               28,868                       $7.85
Class R5                    $      3,890                  496                       $7.84
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.17. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  25

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $ 11,453,380
Income distributions from affiliated money market fund                   24,135
Income from securities lending -- net                                   344,397
  Less foreign taxes withheld                                        (1,251,327)
-------------------------------------------------------------------------------
Total income                                                         10,570,585
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   3,074,518
Distribution fees
  Class A                                                               576,787
  Class B                                                               226,132
  Class C                                                                30,118
  Class R2                                                                1,240
  Class R3                                                                    8
Transfer agency fees
  Class A                                                               843,807
  Class B                                                                88,855
  Class C                                                                10,623
  Class R2                                                                  124
  Class R3                                                                    1
  Class R4                                                                   96
  Class R5                                                                    1
Administrative services fees                                            281,413
Plan administration services fees
  Class R2                                                                  620
  Class R3                                                                    8
  Class R4                                                                  479
Compensation of board members                                            10,809
Custodian fees                                                           64,780
Printing and postage                                                     91,120
Registration fees                                                        51,900
Professional fees                                                        45,888
Other                                                                    18,777
-------------------------------------------------------------------------------
Total expenses                                                        5,418,104
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                              (92)
-------------------------------------------------------------------------------
Total net expenses                                                    5,418,012
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       5,152,573
-------------------------------------------------------------------------------



--------------------------------------------------------------------------------
26  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $(99,001,764)
  Foreign currency transactions                                          53,678
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                             (98,948,086)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        163,562,358
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                64,614,272
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 69,766,845
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED OCT. 31,                                                        2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  5,152,573  $   9,841,204
Net realized gain (loss) on investments                             (98,948,086)   (12,816,064)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                163,562,358   (297,266,660)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      69,766,845   (300,241,520)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (6,677,493)    (3,580,745)
    Class B                                                            (342,205)            --
    Class C                                                             (37,640)        (2,207)
    Class I                                                          (2,569,064)    (1,475,608)
    Class R2                                                                (92)           (33)
    Class R3                                                               (103)           (46)
    Class R4                                                             (5,693)        (4,181)
    Class R5                                                               (112)           (63)
----------------------------------------------------------------------------------------------
Total distributions                                                  (9,632,402)    (5,062,883)
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
28  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                                                        2009           2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 34,145,042  $  37,217,080
  Class B shares                                                      2,780,483      6,160,677
  Class C shares                                                      5,418,122        759,316
  Class I shares                                                     32,394,436     15,518,168
  Class R2 shares                                                     1,113,710             --
  Class R4 shares                                                        40,899         56,966
Reinvestment of distributions at net asset value
  Class A shares                                                      6,510,561      3,505,552
  Class B shares                                                        333,747             --
  Class C shares                                                         36,537          2,171
  Class I shares                                                      2,568,878      1,475,409
  Class R4 shares                                                         5,693          4,181
Conversions from Class B to Class A
  Class A shares                                                      5,124,288     10,021,568
  Class B shares                                                     (5,124,288)   (10,021,568)
Payments for redemptions
  Class A shares                                                    (73,172,762)  (103,889,267)
  Class B shares                                                     (7,655,726)   (15,493,459)
  Class C shares                                                     (1,010,812)    (1,032,936)
  Class I shares                                                    (10,235,698)   (15,677,847)
  Class R2 shares                                                       (61,328)            --
  Class R4 shares                                                       (24,761)      (201,571)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (6,812,979)   (71,595,560)
----------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)                           270,486             --
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              53,591,950   (376,899,963)
Net assets at beginning of year                                     349,863,509    726,763,472
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $403,455,459  $ 349,863,509
----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                           $  5,851,439  $   9,626,592
----------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.52       $11.83       $9.54       $7.66       $6.58
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .09          .17         .07         .06         .05
Net gains (losses) (both realized and
 unrealized)                                         1.26        (5.40)       2.34        1.91        1.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.35        (5.23)       2.41        1.97        1.11
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)        (.08)       (.12)       (.09)       (.03)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.70        $6.52      $11.83       $9.54       $7.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.49%(a)   (44.46%)     25.52%      25.98%      16.90%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.65%        1.45%       1.34%       1.48%       1.53%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   1.65%        1.45%       1.34%       1.48%       1.52%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.34%        1.68%        .63%        .76%        .75%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $258         $248        $520        $464        $408
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%         84%         79%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.34       $11.50       $9.27       $7.44       $6.42
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .10        (.01)         --          --
Net gains (losses) (both realized and
 unrealized)                                         1.23        (5.26)       2.28        1.86        1.02
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.27        (5.16)       2.27        1.86        1.02
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)          --        (.04)       (.03)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.54        $6.34      $11.50       $9.27       $7.44
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.53%(a)   (44.87%)     24.56%      25.07%      15.89%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.44%        2.21%       2.11%       2.25%       2.30%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   2.44%        2.21%       2.11%       2.25%       2.29%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .61%         .98%       (.10%)       .01%        .01%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $20          $27         $72         $77         $81
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%         84%         79%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.27       $11.39       $9.19       $7.40       $6.38
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02          .09        (.01)         --          --
Net gains (losses) (both realized and
 unrealized)                                         1.23        (5.20)       2.27        1.84        1.02
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.25        (5.11)       2.26        1.84        1.02
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)        (.01)       (.06)       (.05)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.41        $6.27      $11.39       $9.19       $7.40
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       20.49%(a)   (44.92%)     24.66%      24.93%      16.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.34%        2.21%       2.10%       2.25%       2.30%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   2.34%        2.21%       2.10%       2.25%       2.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .24%         .91%       (.12%)      (.01%)       .02%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $7           $2          $4          $3          $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%         84%         79%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.60       $11.97       $9.64       $7.75       $6.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13          .21         .12         .11         .09
Net gains (losses) (both realized and
 unrealized)                                         1.26        (5.45)       2.38        1.92        1.07
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.39        (5.24)       2.50        2.03        1.16
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)        (.13)       (.17)       (.14)       (.06)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.77        $6.60      $11.97       $9.64       $7.75
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       22.06%(a)   (44.18%)     26.22%      26.50%      17.58%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.03%         .97%        .88%        .99%        .91%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.00%        2.14%       1.13%       1.22%       1.36%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $117          $73        $131        $105         $50
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%         84%         79%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS R2                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(d)
Net asset value, beginning of period                $6.62       $11.98       $10.08
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01          .16          .03
Net gains (losses) (both realized and
 unrealized)                                         1.35        (5.45)        2.04
-----------------------------------------------------------------------------------
Total from investment operations                     1.36        (5.29)        2.07
-----------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --           --
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.18)        (.07)        (.17)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.81        $6.62       $11.98
-----------------------------------------------------------------------------------
TOTAL RETURN                                       21.42%(a)   (44.40%)      20.81%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                      1.71%        1.77%        1.68%(e)
-----------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   1.71%        1.52%        1.68%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                         .11%        1.61%         .36%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%          84%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS R3                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(d)
Net asset value, beginning of period                $6.64       $12.01       $10.08
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .19          .06
Net gains (losses) (both realized and
 unrealized)                                         1.27        (5.47)        2.04
-----------------------------------------------------------------------------------
Total from investment operations                     1.37        (5.28)        2.10
-----------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --           --
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.21)        (.09)        (.17)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.81        $6.64       $12.01
-----------------------------------------------------------------------------------
TOTAL RETURN                                       21.49%(a)   (44.24%)      21.11%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                      1.57%        1.52%        1.44%(e)
-----------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   1.51%        1.27%        1.44%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.48%        1.86%         .61%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%          84%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $6.68       $12.06       $9.72       $7.70       $6.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12          .18         .09         .09         .05
Net gains (losses) (both realized and
 unrealized)                                         1.27        (5.46)       2.39        1.93        1.07
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.39        (5.28)       2.48        2.02        1.12
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)        (.10)       (.14)         --        (.04)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.85        $6.68      $12.06       $9.72       $7.70
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       21.71%(a)   (44.08%)     25.85%      26.23%      16.92%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.33%        1.26%       1.18%       1.29%       1.33%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   1.28%        1.01%       1.18%       1.29%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.75%        1.77%        .85%       1.02%       1.04%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--          $1         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%         84%         79%         93%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                          YEAR ENDED OCT. 31,
CLASS R5                                           --------------------------------
PER SHARE DATA                                      2009         2008       2007(d)
Net asset value, beginning of period                $6.65       $12.06       $10.08
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13          .21          .11
Net gains (losses) (both realized and
 unrealized)                                         1.28        (5.49)        2.04
-----------------------------------------------------------------------------------
Total from investment operations                     1.41        (5.28)        2.15
-----------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 10)         .01           --           --
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.23)        (.13)        (.17)
-----------------------------------------------------------------------------------
Net asset value, end of period                      $7.84        $6.65       $12.06
-----------------------------------------------------------------------------------
TOTAL RETURN                                       22.09%(a)   (44.21%)      21.63%
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                      1.07%        1.02%         .93%(e)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.93%        2.11%        1.12%(e)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               97%          78%          84%
-----------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) During the year ended Oct. 31, 2009, the Fund received proceeds from regulatory settlement (see note 10 to the Financial Statements). Had the Fund not received these proceeds, the total return would have been lower by 0.08%.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) For the period from Dec. 11, 2006 (when shares became publicly available) to Oct. 31, 2007.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Threadneedle International Opportunity Fund (the Fund) is a series of RiverSource International Series, Inc. and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. RiverSource International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Fund's Board of Directors (the Board). The Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares and the Investment Manager owned 100% of Class R3 and Class R5 shares. At Oct. 31, 2009, the Investment Manager and affiliated funds-of-funds in the RiverSource Family of Funds owned approximately 29% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
38  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Oct. 31, 2009, foreign currency holdings consisted of multiple denominations.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
40  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT OCT. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Foreign exchange     Unrealized                       Unrealized
  contracts          appreciation on                  depreciation on
                     forward foreign                  forward foreign
                     currency contracts       N/A     currency contracts      $599
-------------------------------------------------------------------------------------------
Total                                         N/A                             $599
-------------------------------------------------------------------------------------------


EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCT. 31, 2009


      AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                          $67,529
------------------------------------------------------------------------------
Total                                               $67,529
------------------------------------------------------------------------------




--------------------------------------------------------------------------------
42  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                    INCOME
------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                FORWARD FOREIGN CURRENCY CONTRACTS
------------------------------------------------------------------------------
Foreign exchange contracts                           $(415)
------------------------------------------------------------------------------
Total                                                $(415)
------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
Forward foreign currency contracts

The gross notional amount of contracts outstanding was $44,000 at Oct. 31, 2009. The monthly average gross notional amount for such contracts was $300,000 for the year ended Oct. 31, 2009. The fair value of these contracts on Oct. 31, 2009 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.57% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper International Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $286,033 for the year ended Oct. 31, 2009. The management fee for the year ended Oct. 31, 2009 was 0.87% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the asset of the Fund. The Investment Manager contracts with and compensates Threadneedle to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Oct. 31, 2009, other expenses paid to this company were $2,444.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an

--------------------------------------------------------------------------------
44  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $816,000 and $30,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $149,528 for Class A, $18,622 for Class B and $281 for Class C for the year ended Oct. 31, 2009.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.71%
Class R3............................................  1.51
Class R4............................................  1.28


The waived/reimbursed fees and expenses for plan administration services fee at the class level were as follows:

Class R2.............................................   $2
Class R3.............................................    2
Class R4.............................................   88


Under an agreement which was effective until Oct. 31, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the class average daily net assets:

Class R4............................................  1.30%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

    traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

CUSTODIAN FEES
Effective Dec. 15, 2008, the Fund pays custodian fees to JPMorgan Chase Bank, N.A. For the period from Nov. 1, 2008 to Dec. 15, 2008, the Fund paid custodian fees amounting to $4,198 to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $338,839,744 and $356,603,566 respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS A
Sold                                         5,264,019    3,792,776
Converted from Class B shares**                698,224    1,047,186
Reinvested distributions                     1,043,359      327,622
Redeemed                                   (11,588,871) (10,996,114)
-------------------------------------------------------------------
Net increase (decrease)                     (4,583,269)  (5,828,530)
-------------------------------------------------------------------

CLASS B
Sold                                           447,082      630,719
Reinvested distributions                        54,268           --
Converted to Class A shares**                 (711,799)  (1,074,123)
Redeemed                                    (1,262,785)  (1,644,746)
-------------------------------------------------------------------
Net increase (decrease)                     (1,473,234)  (2,088,150)
-------------------------------------------------------------------

CLASS C
Sold                                           775,246       82,839
Reinvested distributions                         6,049          210
Redeemed                                      (153,380)    (112,214)
-------------------------------------------------------------------
Net increase (decrease)                        627,915      (29,165)
-------------------------------------------------------------------



--------------------------------------------------------------------------------
46  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED OCT. 31,                            2009        2008*
-------------------------------------------------------------------
CLASS I
Sold                                         5,147,285    1,520,622
Reinvested distributions                       410,364      136,865
Redeemed                                    (1,552,225)  (1,545,670)
-------------------------------------------------------------------
Net increase (decrease)                      4,005,424      111,817
-------------------------------------------------------------------

CLASS R2
Sold                                           149,456           --
Redeemed                                        (7,795)          --
-------------------------------------------------------------------
Net increase (decrease)                        141,661           --
-------------------------------------------------------------------

CLASS R4
Sold                                             6,351        5,794
Reinvested distributions                           898          383
Redeemed                                        (3,526)     (20,555)
-------------------------------------------------------------------
Net increase (decrease)                          3,723      (14,378)
-------------------------------------------------------------------


* Certain line items from prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The value of such investments, including any uninvested cash collateral balances, are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon return of the securities loaned. At Oct. 31, 2009, securities valued at $46,943,116 were on loan, secured by cash collateral of $50,514,223 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $344,397 earned from securities lending from Dec. 1, 2008 through Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

Prior to Dec. 1, 2008, the Investment Manager served as securities lending agent for the Fund under the Securities Lending Agency Agreement. For the period from Nov. 1, 2008 through Nov. 30, 2008, the Fund had no securities on loan.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $138,263,413 and $131,812,053, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders,

--------------------------------------------------------------------------------
48  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Oct. 31, 2009.

10. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $270,486, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

11. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $704,676

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


and accumulated net realized loss has been decreased by $136,597,184 resulting in a net reclassification adjustment to decrease paid-in capital by $137,301,860.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31, 2009                       2009        2008
------------------------------------------------------------------
Ordinary income                             $9,632,402  $5,062,883
Long-term capital gain                              --          --


At Oct. 31, 2009, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   6,553,692
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(204,715,335)
Unrealized appreciation (depreciation)........  $  31,753,174


For federal income tax purposes, the Fund had a capital loss carry-over of $204,715,335 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:

    2010           2011           2016           2017
$59,231,998    $38,262,972    $12,069,463    $95,150,902


For the year ended Oct. 31, 2009, $137,301,860 of capital loss carry-over expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

12. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There

--------------------------------------------------------------------------------
50  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.


--------------------------------------------------------------------------------
52  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Threadneedle International Opportunity Fund (the Fund) (one of the portfolios constituting the RiverSource International Series, Inc.) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through October 31, 2006, were audited by other auditors whose report dated December 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
54  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Threadneedle International Opportunity Fund of the RiverSource International Series, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  55

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Oct. 31, 2009

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     100.00%
    Dividends Received Deduction for corporations................       0.00%
    U.S. Government Obligations..................................       0.00%
    Foreign Taxes Paid...........................................    $868,609
    Foreign Source Income........................................  $6,520,303


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
56  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
58  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
           THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND -- 2009 ANNUAL REPORT  61

THREADNEEDLE INTERNATIONAL OPPORTUNITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. RiverSource Investments employs
                           Threadneedle as a subadvisor. Threadneedle(R) mutual funds are distributed by RiverSource Fund Distributors, Inc.,
                           Member FINRA, and managed by RiverSource Investments, LLC.
                           RiverSource and Threadneedle are part of Ameriprise
                           Financial, Inc.
(THREADNEEDLE LOGO)        (C)2009 RiverSource Investments, LLC.                             S-6140 AH (12/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource International Series, Inc. were as follows:

                        2009 - $124,937   2008 - $87,915

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered for RiverSource International Series, Inc. were as follows:

                          2009 - $1,125   2008 - $2,625

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource International Series, Inc. were as follows:

                         2009 - $13,992   2008 - $10,494

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource International Series, Inc. were as follows:

                              2009 - $0   2008 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2009 - $837,603   2008 - $619,819

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource International Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date January 4, 2010


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date January 4, 2010